                                                                 EXHIBIT (c)(ii)

                                 EXHIBIT (c)(ii)
                   VALUATION REPORT OF AUSTIN ASSOCIATES, LLC

                                  VALUATION OF
                                 FC BANC CORP.

                                 BUCYRUS, OHIO

                            UPDATE TO JUNE 30, 2005

                                 PREPARED FOR:
                             BOARD OF DIRECTORS OF
                                 FC BANC CORP.

                                  PREPARED BY:

                         [LOGO] AUSTIN ASSOCIATES, LLC

                                  TOLEDO, OHIO

                                  AUGUST 2005

                                  VALUATION OF
                                 FC BANC CORP.
                              AS OF JUNE 30, 2005

                               TABLE OF CONTENTS

                                                                 Page
                                                                 ----
Executive Summary                                                 1

                                                    Tables       Tab

Historical Performance                            1.1 - 1.13      1

Discounted Cash Flow Value                         2.1 - 2.4      2

Net Asset Value                                    3.1 - 3.7      3

Guideline Transactions - Indications of Value
   Derived From Minority Share Transactions        4.1 - 4.4      4

Guideline Transactions - Indications of Value
   Derived From Sale of Control Transactions       5.1 - 5.5      5

Summary Presentation                                  6.1         6

Share Repurchase Analysis                             7.1         7

                                                   Exhibits      Tab

Economic and Demographic Data                          A          8

Deposit Growth Trends                                B - D

                                  VALUATION OF
                                 FC BANC CORP.
                              AS OF JUNE 30, 2005

I.    EXECUTIVE SUMMARY

      Austin Associates, LLC ("Austin Associates"), a Toledo, Ohio-based financial institution consulting firm has been retained by FC Banc Corp., Bucyrus, Ohio, ("Company") to determine the fair market value ("FMV") of the common stock of Company as of June 30, 2005. The valuation and analysis includes Company's subsidiary bank, Farmers Citizens Bank, Bucyrus, Ohio, ("Bank"). FMV has been determined on a minority share basis for use by the Board of Directors. Austin Associates understands that Company is interested in pursuing a transaction to reduce the number of shareholders of record to fewer than 300 to deregister from SEC. This valuation represents an update to the March 31, 2005 valuation of Company.

      The valuation approaches considered by Austin Associates include the following:

      A. DISCOUNTED CASH FLOW VALUE TECHNIQUE: Discounted cash flow analysis based on earnings capacity.

      B. NET ASSET VALUE APPROACH: Market value of assets less market value of liabilities.

      C. GUIDELINE TRANSACTIONS: This analysis is based on two sets of guideline transactions, including: (1) price-to-earnings multiplies and price-to-book value ratios for selected publicly traded companies; and (2) price-to-earnings multiples and price-to-book value ratios for selected bank sale transactions. Austin Associates applied a minority share discount to all sale transaction multiples to determine appropriate minority share level indications of value under this methodology.

      D. MARKET PRICE: The actual price for minority shares of Company's stock traded in arm's length transactions.

      For purposes of this appraisal, FMV is defined as "the probable price at which shares would change hands between a willing buyer and a willing seller, neither being under compulsion to buy or sell, each having reasonable knowledge of all relevant facts." The FMV of a minority share is attributed to transactions involving small blocks of Company's common shares, such as arm's length trades, redemptions, purchases by an ESOP, issuance of stock options, and other similar transactions. Austin Associates will discuss the concept of FMV and any necessary adjustments to FMV as part of the proposed transaction.

      In connection with the preparation of this appraisal, Austin Associates has considered the following factors: (i) the nature of the business and history of the enterprise; (ii) the economic outlook in general and the condition and outlook of the specific industry in particular; (iii) the financial condition of the business; (iv) the earning capacity of the company; (v) the dividend-paying capacity of the company; (vi) the nature and value of the tangible and intangible assets of the business; (vii) sale of the stock and the size of the block to be valued;
(viii) the market price of the stocks of corporations engaged in the same or similar lines of business having their stocks actively traded in a free and open market, either on an exchange or over-the-counter; (ix) the marketability or lack thereof, of the securities being valued; and (x) determination of any control premiums or minority share discounts.

      Presented below is a summary of our FMV conclusion. Specific discussion of the assumptions and methodology used in our analysis is included in the remaining sections of the report.

                      VALUE                   MULTIPLE OF
                    PER SHARE   % OF BOOK     LTM CORE EPS
                    ---------   ---------     ------------
FAIR MARKET VALUE     $28.00       123%           38.4

      Austin Associates has determined the above value based upon information supplied to us by Company and Bank. We do not express an opinion on the accuracy of information supplied to us which we used in the preparation of this report, and we are not responsible for errors or omissions that might be contained in such materials. In addition, our firm does not have a present or contemplated future interest with Company or Bank or any other interest that might tend to prevent us from making a fair and unbiased appraisal.

      Austin Associates has issued a fairness opinion in connection with the going-private transaction. Use of this valuation and additional factors considered in rendering the fairness opinion are included within the fairness opinion letter and "Financial Fairness" section included with the SEC filing.

TABLE 1.1
FARMERS CITIZENS BANK
HISTORICAL PERFORMANCE ($000)
BY YEAR

BALANCE SHEET                                   2000Y      2001Y     2002Y     2003Y     2004Y    YTD 06/05
---------------------------------------------  --------   --------  --------  --------  --------  ---------
ASSETS
CASH AND DUE FROM BANKS - NONINTEREST BEARING  $  3,685   $  3,659  $  4,825  $  3,937  $  3,132  $   2,794
CASH AND DUE FROM BANKS - INTEREST BEARING     $      0   $      0  $      0  $      0  $    452  $     516
INVESTMENT SECURITIES                          $ 27,779   $ 33,903  $ 45,089  $ 47,660  $ 53,741  $  68,695
FEDERAL FUNDS SOLD & REPURCHASE AGREEMENTS     $  1,200   $  3,000  $      0  $      0  $      0  $       0
REAL ESTATE LOANS (INCLUDING COMMERCIAL RE)    $ 49,021   $ 46,944  $ 54,814  $ 69,443  $ 60,386  $  62,015
   COMMERCIAL RE                               $ 11,712   $ 11,385  $ 13,754  $ 14,234  $ 14,369  $  13,904
COMMERCIAL & INDUSTRIAL LOANS                  $  2,024   $  2,902  $  4,207  $  6,715  $  9,239  $  10,805
INSTALLMENT LOANS                              $  7,860   $  8,005  $  8,918  $  6,529  $  5,018  $   4,424
AGRICULTURAL LOANS                             $  3,556   $  3,038  $  3,486  $  4,272  $  4,911  $   4,634
ALL OTHER LOANS                                $    215   $    147  $    109  $     58  $     38  $     745
LESS: UNEARNED INCOME                          $      0   $      0  $      0  $      0  $      0  $       0
                                               --------   --------  --------  --------  --------  ---------
TOTAL LOANS (NET OF UNEARNED INCOME)           $ 62,676   $ 61,036  $ 71,534  $ 87,017  $ 79,592  $  82,623
LESS: LOAN LOSS RESERVE                        $  1,496   $  1,499  $  1,213  $  1,194  $    966  $   1,026
                                               --------   --------  --------  --------  --------  ---------
NET LOANS                                      $ 61,180   $ 59,537  $ 70,321  $ 85,823  $ 78,626  $  81,597
BANK PREMISES                                  $  2,041   $  4,576  $  7,041  $  6,745  $  6,697  $   6,495
OTHER REAL ESTATE OWNED                        $      0   $      0  $      0  $      0  $     28  $      28
TOTAL INTANGIBLE ASSETS (INCLUDING MSRS)       $      0   $      0  $      0  $      0  $     68  $      65
     MORTGAGE SERVICING RIGHTS                 $      0   $      0  $      0  $      0  $     68  $      65
INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES     $      0   $      0  $      0  $      0  $      0  $       0
OTHER ASSETS                                   $  4,054   $  4,806  $  5,152  $  5,725  $  5,577  $   7,028
                                               --------   --------  --------  --------  --------  ---------

TOTAL ASSETS                                   $ 99,939   $109,481  $132,428  $149,890  $148,321  $ 167,218
                                               ========   ========  ========  ========  ========  =========

LIABILITIES

DEMAND DEPOSITS                                $ 11,647   $ 12,167  $ 13,465  $ 13,205  $ 14,316  $  13,545
NOW & SUPER NOW DEPOSITS                       $ 12,198   $ 14,156  $ 13,061  $ 15,391  $ 13,796  $  13,770
OTHER TRANSACTION ACCOUNTS                     $      0   $      0  $      0  $      0  $      0  $       0
SAVINGS DEPOSITS                               $ 16,182   $ 15,180  $ 16,611  $ 15,031  $ 15,094  $  15,373
MONEY MARKET DEPOSITS                          $  5,845   $  5,605  $  5,138  $  9,389  $ 13,236  $  11,954
TIME DEPOSITS < $100,000                       $ 30,150   $ 31,210  $ 34,899  $ 35,336  $ 33,300  $  33,864
TIME DEPOSITS > $100,000                       $  8,913   $  7,469  $ 13,895  $ 14,217  $ 11,526  $  12,916
                                               --------   --------  --------  --------  --------  ---------
TOTAL DEPOSITS                                 $ 84,935   $ 85,787  $ 97,069  $102,569  $101,268  $ 101,422
FED. FUNDS PURCHASED & REPURCHASE AGREEMENTS   $  2,235   $  4,085  $  4,476  $  8,472  $ 11,621  $  14,532
BORROWINGS                                     $     22   $  6,010  $ 16,769  $ 23,728  $ 20,887  $  35,688
SUBORDINATED NOTES AND DEBENTURES              $      0   $      0  $      0  $      0  $      0  $       0
OTHER LIABILITIES                              $  1,210   $  1,573  $  1,326  $  1,971  $  1,348  $   2,514
                                               --------   --------  --------  --------  --------  ---------

TOTAL LIABILITIES                              $ 88,402   $ 97,455  $119,640  $136,740  $135,124  $ 154,156

STOCKHOLDERS' EQUITY

PREFERRED STOCK                                $      0   $      0  $      0  $      0  $      0  $       0
COMMON STOCK - PAR VALUE                       $    832   $    832  $    832  $    832  $    832  $     832
COMMON STOCK - SURPLUS                         $  1,370   $  1,370  $  1,370  $  1,370  $  1,370  $   1,370
UNDIVIDED PROFITS AND RESERVES                 $  9,437   $  9,723  $ 10,061  $ 10,832  $ 10,990  $  11,055
OTHER COMPREHENSIVE INCOME                     $   (102)  $    101  $    525  $    116  $      5  $    (195)
OTHER EQUITY CAPITAL COMPONENTS                      NA   $      0  $      0  $      0  $      0  $       0
                                               --------   --------  --------  --------  --------  ---------

TOTAL EQUITY                                   $ 11,537   $ 12,026  $ 12,788  $ 13,150  $ 13,197  $  13,062
                                               --------   --------  --------  --------  --------  ---------

TOTAL LIAB. AND STOCKHOLDERS' EQUITY           $ 99,939   $109,481  $132,428  $149,890  $148,321  $ 167,218
                                               ========   ========  ========  ========  ========  =========

                                                          Austin Associates, LLC

TABLE 1.2
FARMERS CITIZENS BANK
HISTORICAL PERFORMANCE ($000)
BY YEAR

INCOME STATEMENT                                  2000Y     2001Y     2002Y     2003Y     2004Y   YTD 06/05
-----------------------------------------------  -------   -------   -------   -------   -------  ---------
INTEREST AND FEE INCOME ON LOANS & LEASES        $ 5,189   $ 5,198   $ 5,053   $ 5,227   $ 4,910   $ 2,491
BALANCE DUE FROM DEPOSITORY INSTITUTIONS         $     0   $     0   $     0   $     0   $     2   $     1
INTEREST/DIVIDEND INCOME ON SECURITIES           $ 1,908   $ 1,490   $ 1,904   $ 1,912   $ 2,096   $ 1,299
TRADING ACCOUNTS                                 $     0   $     0   $     0   $     0   $     0   $     0
INTEREST INCOME ON FEDERAL FUNDS SOLD            $    32   $   193   $    20   $    10   $    18   $     4
INTEREST INCOME ON OTHER INVESTMENTS             $     0   $    30   $    29   $    43   $    40   $    24
                                                 -------   -------   -------   -------   -------   -------

TOTAL INTEREST INCOME                            $ 7,129   $ 6,911   $ 7,006   $ 7,192   $ 7,066   $ 3,819

INTEREST ON DEPOSITS                             $ 2,883   $ 2,536   $ 1,817   $ 1,768   $ 1,775   $   861
INTEREST EXPENSE ON FEDERAL FUNDS PURCHASED      $    59   $   347   $    88   $    64   $   126   $   183
INTEREST EXPENSE ON DEMAND NOTES & OTHER         $     0   $     0   $   519   $   911   $   825   $   549
OTHER INTEREST EXPENSE                           $     0   $     0   $     0   $     0   $     0   $     0
                                                 -------   -------   -------   -------   -------   -------

TOTAL INTEREST EXPENSE                           $ 2,942   $ 2,883   $ 2,424   $ 2,743   $ 2,726   $ 1,593
                                                 -------   -------   -------   -------   -------   -------

NET INTEREST INCOME                              $ 4,187   $ 4,028   $ 4,582   $ 4,449   $ 4,340   $ 2,226

LOAN LOSS PROVISION                              $  (134)  $     0   $  (275)  $    50   $    90   $    65
                                                 -------   -------   -------   -------   -------   -------

NET INTEREST INCOME AFTER PROVISION              $ 4,321   $ 4,028   $ 4,857   $ 4,399   $ 4,250   $ 2,161

INCOME FROM FIDUCIARY ACTIVITIES                      NA   $     0   $     0   $     0   $     0   $     0
SERVICE CHARGES ON DEPOSIT ACCOUNTS              $   419   $   470   $   542   $   655   $   673   $   317
OTHER OPERATING INCOME                           $   248   $   274   $   295   $   506   $   474   $   190
                                                 -------   -------   -------   -------   -------   -------

TOTAL NONINTEREST INCOME                         $   667   $   744   $   837   $ 1,161   $ 1,147   $   507

SALARIES AND EMPLOYEE BENEFITS                   $ 1,719   $ 1,690   $ 2,464   $ 2,395   $ 2,225   $ 1,227
OCCUPANCY EXPENSES                               $   899   $   698   $   673   $   773   $   775   $   376
TOTAL AMORTIZATION & OTHER OPERATING EXPENSES    $ 1,170   $ 1,228   $ 1,274   $ 1,308   $ 1,639   $   834
                                                 -------   -------   -------   -------   -------   -------

TOTAL NONINTEREST EXPENSE                        $ 3,788   $ 3,616   $ 4,411   $ 4,476   $ 4,639   $ 2,437
                                                 -------   -------   -------   -------   -------   -------

SUBTOTAL                                         $ 1,200   $ 1,156   $ 1,283   $ 1,084   $   758   $   231

SECURITY TRANSACTIONS (GROSS)                    $     0   $     0   $    30   $   411   $    56   $   216
                                                 -------   -------   -------   -------   -------   -------

INCOME BEFORE TAXES                              $ 1,200   $ 1,156   $ 1,313   $ 1,495   $   814   $   447

APPLICABLE TAXES                                 $   308   $   194   $   203   $   229   $    45   $    84
                                                 -------   -------   -------   -------   -------   -------

NET INCOME BEFORE EXTRAORDINARY ITEMS            $   892   $   962   $ 1,110   $ 1,266   $   769   $   363

EXTRAORDINARY ITEMS                              $     0   $     0   $     0   $     0   $     0   $     0
                                                 -------   -------   -------   -------   -------   -------

NET INCOME                                       $   892   $   962   $ 1,110   $ 1,266   $   769   $   363
                                                 =======   =======   =======   =======   =======   =======

MEMO ITEMS:

INTEREST INCOME ON TAX-EXEMPT SECURITIES         $   269   $   291   $   498   $   703   $   715   $   139
EST. INTEREST INCOME ON TAX-EXEMPT LOANS/LEASES  $    13   $    56   $    55   $    49   $    36   $    17
NET INTEREST INCOME - FTE BASIS                  $ 4,286   $ 4,149   $ 4,776   $ 4,712   $ 4,603   $ 2,281

Note:  Net Interest Income - FTE basis based on 35% tax rate.

                                                          Austin Associates, LLC

TABLE 1.3
FARMERS CITIZENS BANK
HISTORICAL PERFORMANCE ($000)
BY YEAR

OTHER FINANCIAL INFORMATION                              2000Y       2001Y       2002Y        2003Y         2004Y       YTD 06/05
------------------------------------------------------- --------   ---------   ---------   -----------   -----------   -----------
DIVIDENDS (BANK)                                        $    969   $     677   $     771   $       495   $       445   $       270
EFFECTIVE TAX RATE                                         25.67%      16.78%      15.46%        15.32%         5.53%        18.79%
FULL-TIME EQUIVALENT EMPLOYEES                                46          50          57            53            54            59

LOAN LOSS RESERVE RECONCILIATION
       BEGINNING OF PERIOD RESERVE                      $  1,732   $   1,496   $   1,499   $     1,213   $     1,194   $       966
                                                        --------   ---------   ---------   -----------   -----------   -----------
       ADD: PROVISION FOR LOAN LOSSES                   $   (134)  $       0   $    (275)  $        50   $        90   $        65
       LESS: LOSSES CHARGED TO RESERVE                  $    183   $      90   $      25   $        87   $       345   $        12
       ADD: RECOVERIES                                  $     81   $      93   $      14   $        18   $        27   $         7
       ADJUSTMENTS                                      $      0   $       0   $       0   $         0   $         0   $         0
                                                        --------   ---------   ---------   -----------   -----------   -----------

                 NET LOAN LOSSES                        $    102   $      (3)  $      11   $        69   $       318   $         5

       END OF PERIOD RESERVE                            $  1,496   $   1,499   $   1,213   $     1,194   $       966   $     1,026

MARKET VALUE OF SECURITIES PORTFOLIO                    $ 27,779   $  33,903   $  45,089   $    47,660   $    53,741   $    68,695

NONPERFORMING LOANS
       90+ DAYS PAST DUE AND ACCRUING INTEREST          $      0   $       0   $      11   $         8   $        89   $        67
       NONACCRUAL LOANS                                 $      0   $       0   $     174   $       191   $       278   $       145
                                                        --------   ---------   ---------   -----------   -----------   -----------
                 TOTAL NONPERFORMING LOANS              $      0   $       0   $     185   $       199   $       367   $       212
       OTHER REAL ESTATE OWNED                          $      0   $       0   $       0   $         0   $        28   $        28
                                                        --------   ---------   ---------   -----------   -----------   -----------
                 TOTAL NONPERFORMING ASSETS             $      0   $       0   $     185   $       199   $       395   $       240

EARNINGS AND PROFITABILITY

PERCENT OF AVERAGE ASSETS
       NET INTEREST INCOME (TE)                             4.33%       3.91%       3.97%         3.22%         3.06%         2.87%
       TAX EQUIVALENT ADJUSTMENT                            0.10%       0.11%       0.16%         0.18%         0.17%         0.07%
       NET INTEREST INCOME                                  4.23%       3.79%       3.81%         3.04%         2.88%         2.80%
       PROVISION: LOAN/LEASE LOSSES                        -0.14%       0.00%      -0.23%         0.03%         0.06%         0.08%
       NET INTEREST INCOME AFTER PROVISION                  4.37%       3.79%       4.03%         3.00%         2.82%         2.72%
       NONINTEREST INCOME                                   0.67%       0.70%       0.70%         0.79%         0.76%         0.64%
       OVERHEAD EXPENSE                                     3.83%       3.41%       3.66%         3.06%         3.08%         3.07%
       SUBTOTAL                                             1.21%       1.09%       1.07%         0.74%         0.50%         0.29%
       SECURITIES GAINS (LOSSES)                            0.00%       0.00%       0.02%         0.28%         0.04%         0.27%
       INCOME BEFORE TAXES                                  1.21%       1.09%       1.09%         1.02%         0.54%         0.56%
       APPLICABLE INCOME TAXES                              0.31%       0.18%       0.17%         0.16%         0.03%         0.11%
       SUBTOTAL                                             0.90%       0.91%       0.92%         0.86%         0.51%         0.46%
       EXTRAORDINARY ITEMS                                  0.00%       0.00%       0.00%         0.00%         0.00%         0.00%
       NET INCOME - ROAA                                    0.90%       0.91%       0.92%         0.86%         0.51%         0.46%
       RETURN ON AVERAGE EQUITY                             7.94%       8.18%       9.01%         9.71%         5.80%         5.60%

MARGIN ANALYSIS
       AVERAGE EARNING ASSETS TO AVERAGE ASSETS                        91.45%      88.42%        89.18%        89.14%        90.31%
       AVERAGE INT-BEARING DEPOSITS TO AVERAGE ASSETS                  69.19%      65.31%        59.03%        58.57%        55.00%

       INTEREST INCOME TO AVERAGE EARNING ASSETS                        7.12%       6.58%         5.50%         5.27%         5.32%
       INTEREST EXPENSE TO AVERAGE EARNING ASSETS                       2.97%       2.28%         2.10%         2.03%         2.22%
       NET INTEREST INCOME TO AVERAGE EARNING ASSETS                    4.15%       4.31%         3.41%         3.23%         3.10%
       NET INTEREST INCOME TO AVG. EARNING ASSETS (FTE)                 4.27%       4.49%         3.61%         3.43%         3.18%

       AVERAGE ASSETS                                   $ 98,902   $ 106,164   $ 120,375   $   146,504   $   150,526   $   158,941
       AVERAGE EARNING ASSETS                           $ 91,954   $  97,092   $ 106,434   $   130,656   $   134,186   $   143,536
       AVERAGE EQUITY                                   $ 11,229   $  11,757   $  12,319   $    13,038   $    13,255   $    12,966

                                                          Austin Associates, LLC

TABLE 1.4
FARMERS CITIZENS BANK
HISTORICAL PERFORMANCE ($000)
BY YEAR

PERCENT OF AVERAGE ASSETS                              2001Y        2002Y        2003Y        2004Y      YTD 06/05
---------------------------------------------------  ---------    ---------    ---------    ---------    ---------
       INCOME COMPOSITION
       INCOME FROM FIDUCIARY ACTIVITIES                   0.00%        0.00%        0.00%        0.00%        0.00%
       SERVICE CHARGES ON DEPOSIT ACCOUNTS                0.44%        0.45%        0.45%        0.45%        0.40%
       OTHER OPERATING INCOME                             0.26%        0.25%        0.35%        0.31%        0.24%

       EXPENSE COMPOSITION

       PERSONNEL EXPENSE                                  1.59%        2.05%        1.63%        1.48%        1.54%
       OCCUPANCY EXPENSE                                  0.66%        0.56%        0.53%        0.51%        0.47%
       TOTAL AMORTIZATION & OTHER OPERATING EXPENSE       1.16%        1.06%        0.89%        1.09%        1.05%
       TOTAL OVERHEAD EXPENSE                             3.41%        3.66%        3.06%        3.08%        3.07%

       NET OVERHEAD                                       2.71%        2.97%        2.26%        2.32%        2.43%
       EFFICIENCY RATIO                                  75.78%       81.40%       79.79%       84.55%       89.17%
       TOTAL REVENUE/AVERAGE ASSETS                       4.49%        4.50%        3.83%        3.65%        3.44%

PERSONNEL EXPENSE
       TOTAL ASSETS PER EMPLOYEE                     $   2,190    $   2,323    $   2,828    $   2,747    $   2,834
       PERSONNEL EXPENSE PER EMPLOYEE (ANNUALIZED)   $    33.8    $    43.2    $    45.2    $    41.2    $    41.6

INCOME STATEMENT GROWTH RATES (ANNUALIZED)
       NET INTEREST INCOME                               -3.80%       13.75%       -2.90%       -2.45%        2.58%
       NET INTEREST INCOME - FTE BASIS                   -3.18%       15.09%       -1.33%       -2.32%       -0.90%
       LOAN LOSS PROVISION EXPENSE                          NA           NA           NA        80.00%       44.44%
       NONINTEREST INCOME                                11.54%       12.50%       38.71%       -1.21%      -11.60%
       REVENUE GROWTH                                    -1.69%       13.56%        3.52%       -2.19%       -0.38%
       OVERHEAD EXPENSE                                  -4.54%       21.99%        1.47%        3.64%        5.07%
       PRE-TAX INCOME                                    -3.67%       13.58%       13.86%      -45.55%        9.83%
       NET INCOME                                         7.85%       15.38%       14.05%      -39.26%       -5.59%

ASSETS, PERCENT OF ASSETS
       REAL ESTATE LOANS                                 42.88%       41.39%       46.33%       40.71%       37.09%
       COMMERCIAL & INDUSTRIAL LOANS                      2.65%        3.18%        4.48%        6.23%        6.46%
       INSTALLMENT LOANS                                  7.31%        6.73%        4.36%        3.38%        2.65%
       AGRICULTURAL LOANS                                 2.77%        2.63%        2.85%        3.31%        2.77%
       ALL OTHER LOANS                                    0.13%        0.08%        0.04%        0.03%        0.45%
       TOTAL LOANS (NET OF UNEARNED INCOME)              55.75%       54.02%       58.05%       53.66%       49.41%
       LESS: LOSS RESERVE                                 1.37%        0.92%        0.80%        0.65%        0.61%
       NET LOANS AND LEASES                              54.38%       53.10%       57.26%       53.01%       48.80%
       INTEREST BEARING BANK BALANCES                     0.00%        0.00%        0.00%        0.30%        0.31%
       FEDERAL FUNDS SOLD & RESALES                       2.74%        0.00%        0.00%        0.00%        0.00%
       INVESTMENT SECURITIES                             30.97%       34.05%       31.80%       36.23%       41.08%
       TOTAL EARNING ASSETS                              89.46%       88.07%       89.85%       90.20%       90.80%

       NONINTEREST CASH & DUE FROM BANKS                  3.34%        3.64%        2.63%        2.11%        1.67%
       PREMISES, FIXED ASSETS, CAPITAL LEASES             4.18%        5.32%        4.50%        4.52%        3.88%
       OTHER REAL ESTATE OWNED                            0.00%        0.00%        0.00%        0.02%        0.02%
       OTHER ASSETS                                       4.39%        3.89%        3.82%        3.85%        4.28%

                                                          Austin Associates, LLC

TABLE 1.5
FARMERS CITIZENS BANK
HISTORICAL PERFORMANCE ($000)
BY YEAR

LIABILITIES, PERCENT OF ASSETS                                     2001Y        2002Y         2003Y         2004Y       YTD 06/05
---------------------------------------------------------------- ---------   -----------   -----------   -----------   -----------
       DEMAND DEPOSITS                                               11.11%        10.17%         8.81%         9.65%         8.10%
       NOW & SUPER NOW DEPOSITS                                      12.93%         9.86%        10.27%         9.30%         8.23%
       OTHER TRANSACTION ACCOUNTS                                     0.00%         0.00%         0.00%         0.00%         0.00%
       SAVINGS DEPOSITS                                              13.87%        12.54%        10.03%        10.18%         9.19%
       MONEY MARKET DEPOSITS                                          5.12%         3.88%         6.26%         8.92%         7.15%
       TIME DEPOSITS < $100,000                                      28.51%        26.35%        23.57%        22.45%        20.25%
       TIME DEPOSITS > $100,000                                       6.82%        10.49%         9.48%         7.77%         7.72%
       FEDERAL FUNDS PURCHASED & REPURCHASE AGREEMENT                 3.73%         3.38%         5.65%         7.84%         8.69%
       BORROWINGS                                                     5.49%        12.66%        15.83%        14.08%        21.34%
       SUBORDINATED NOTES AND DEBENTURES                              0.00%         0.00%         0.00%         0.00%         0.00%
       OTHER LIABILITIES                                              1.44%         1.00%         1.31%         0.91%         1.50%

       TOTAL LIABILITIES                                             89.02%        90.34%        91.23%        91.10%        92.19%

       ALL COMMON & PREFERRED CAPITAL                                10.98%         9.66%         8.77%         8.90%         7.81%
       TOTAL LIABILITIES AND CAPITAL                                100.00%       100.00%       100.00%       100.00%       100.00%

BALANCE SHEET GROWTH RATES (ANNUALIZED)
       TOTAL LOANS & LEASES                                          -2.62%        17.20%        21.64%        -8.53%         7.62%
       TOTAL ASSETS                                                   9.55%        20.96%        13.19%        -1.05%        25.48%
       TOTAL DEPOSITS                                                 1.00%        13.15%         5.67%        -1.27%         0.30%

ASSET QUALITY
       AVERAGE TOTAL LOANS                                       $  63,102   $    65,620   $    78,503   $    79,615   $    80,042
       NET LOAN LOSS TO AVERAGE TOTAL LOANS AND LEASES                0.00%         0.02%         0.09%         0.40%         0.01%
       PROVISION FOR LOAN LOSS TO AVERAGE TOTAL LOANS AND LEASES        NA            NA          0.06%         0.11%         0.16%
       LOSS RESERVE TO TOTAL LOANS AND LEASES                         2.46%         1.70%         1.37%         1.21%         1.24%
       NONPERFORMING LOANS TO TOTAL LOANS AND LEASES:
                 90+ DAYS PAST DUE                                    0.00%         0.02%         0.01%         0.11%         0.08%
                 NONACCRUAL                                           0.00%         0.24%         0.22%         0.35%         0.18%
                 TOTAL NONPERFORMING LOANS                            0.00%         0.26%         0.23%         0.46%         0.26%
       LLR/NONPERFORMING LOANS                                          NA        655.68%       600.00%       263.22%       483.96%
       OREO AS A % OF TOTAL ASSETS                                    0.00%         0.00%         0.00%         0.02%         0.02%
       NONPERFORMING ASSETS AS A % OF TOTAL ASSETS                    0.00%         0.14%         0.13%         0.27%         0.14%

CAPITAL ADEQUACY
       CORE LEVERAGE RATIO (TANGIBLE)                                10.65%         9.39%         8.57%         8.81%         7.99%
       RISK BASED CAPITAL RATIOS:
                 TIER 1                                              16.65%        14.90%        13.67%        14.75%        13.43%
                 TOTAL                                               17.91%        16.15%        14.92%        15.83%        14.47%
       DIVIDEND PAYOUT RATIO (BANK)                                  70.37%        69.46%        39.10%        57.87%        74.38%
       AVERAGE ASSETS (CAPITAL CALCULATION)                      $ 111,942   $   130,629   $   152,149   $   149,724   $   165,787
       RISK BASED ASSETS                                         $  71,633   $    82,311   $    95,330   $    89,410   $    98,684
       TIER 1 CAPITAL                                            $  11,925   $    12,263   $    13,034   $    13,185   $    13,250
       TIER 2 CAPITAL                                            $     901   $     1,031   $     1,192   $       966   $     1,026

LIQUIDITY AND RATE SENSITIVITY
       MARKET VALUE LESS BOOK VALUE OF INVESTMENT SECURITIES     $       0   $         0   $         0   $         0   $         0
       MARKET VALUE/BOOK VALUE OF INVESTMENT SECURITIES             100.00%       100.00%       100.00%       100.00%       100.00%
       TOTAL LOANS & LEASES TO ASSETS                                55.75%        54.02%        58.05%        53.66%        49.41%
       TOTAL LOANS AND LEASES TO DEPOSITS                            71.15%        73.69%        84.84%        78.60%        81.46%
       VOLATILE LIABILITIES                                      $  17,564   $    35,140   $    46,417   $    44,034   $    63,136
       CASH, FEDERAL FUNDS & INVESTMENT SECURITIES               $  40,562   $    49,914   $    51,597   $    57,325   $    72,005

                                                          Austin Associates, LLC

TABLE 1.6
Farmers CITIZENS BANK
HISTORICAL PERFORMANCE ($000)
BY QUARTER

BALANCE SHEET                                   2004Q1     2004Q2     2004Q3     2004Q4     2005Q1     2005Q2
--------------------------------------------- ---------  ---------  ---------  ---------  ---------  ---------
ASSETS
CASH AND DUE FROM BANKS - NONINTEREST BEARING $  10,052  $   3,544  $   4,899  $   3,132  $   3,184  $   2,794
CASH AND DUE FROM BANKS - INTEREST BEARING    $       0  $       0  $     431  $     452  $     452  $     516
INVESTMENT SECURITIES                         $  47,698  $  57,230  $  56,142  $  53,741  $  64,352  $  68,695
FEDERAL FUNDS SOLD & REPURCHASE AGREEMENTS    $   6,000  $       0  $       0  $       0  $     800  $       0
REAL ESTATE LOANS (INCLUDING COMMERCIAL RE)   $  59,047  $  59,571  $  59,260  $  60,386  $  60,566  $  62,015
       COMMERCIAL RE                          $  15,468  $  15,257  $  14,560  $  14,369  $  13,698  $  13,904
COMMERCIAL & INDUSTRIAL LOANS                 $   7,639  $   8,452  $   7,980  $   9,239  $   9,676  $  10,805
INSTALLMENT LOANS                             $   6,050  $   5,681  $   5,275  $   5,018  $   4,589  $   4,424
AGRICULTURAL LOANS                            $   4,335  $   4,614  $   4,843  $   4,911  $   4,453  $   4,634
ALL OTHER LOANS                               $      58  $      58  $      38  $      38  $     758  $     745
LESS: UNEARNED INCOME                         $       0  $       0  $       0  $       0  $       0  $       0
                                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL LOANS (NET OF UNEARNED INCOME)          $  77,129  $  78,376  $  77,396  $  79,592  $  80,042  $  82,623
LESS: LOAN LOSS RESERVE                       $   1,197  $   1,035  $   1,022  $     966  $     997  $   1,026
                                              ---------  ---------  ---------  ---------  ---------  ---------
NET LOANS                                     $  75,932  $  77,341  $  76,374  $  78,626  $  79,045  $  81,597
BANK PREMISES                                 $   6,743  $   6,877  $   6,795  $   6,697  $   6,592  $   6,495
OTHER REAL ESTATE OWNED                       $       0  $       0  $      27  $      28  $      28  $      28
TOTAL INTANGIBLE ASSETS (INCLUDING MSRs)      $       0  $       0  $      70  $      68  $      68  $      65
     MORTGAGE SERVICING RIGHTS                $       0  $       0  $      70  $      68  $      68  $      65
INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES    $       0  $       0  $       0  $       0  $       0  $       0
OTHER ASSETS                                  $   5,788  $   6,585  $   5,721  $   5,577  $   7,807  $   7,028
                                              ---------  ---------  ---------  ---------  ---------  ---------

TOTAL ASSETS                                  $ 152,213  $ 151,577  $ 150,459  $ 148,321  $ 162,328  $ 167,218
                                              =========  =========  =========  =========  =========  =========

LIABILITIES
DEMAND DEPOSITS                               $  13,194  $  12,077  $  13,513  $  14,316  $  14,871  $  13,545
NOW & SUPER NOW DEPOSITS                      $  14,296  $  34,058  $  23,693  $  13,796  $  13,662  $  13,770
OTHER TRANSACTION ACCOUNTS                    $       0  $       0  $       0  $       0  $       0  $       0
SAVINGS DEPOSITS                              $  15,631  $  15,673  $   5,500  $  15,094  $  15,348  $  15,373
MONEY MARKET DEPOSITS                         $  10,137  $   3,216  $  12,794  $  13,236  $  12,934  $  11,954
TIME DEPOSITS < $100,000                      $  34,381  $  34,309  $  33,905  $  33,300  $  33,967  $  33,864
TIME DEPOSITS > $100,000                      $  15,338  $  12,444  $  11,160  $  11,526  $  10,655  $  12,916
                                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL DEPOSITS                                $ 102,977  $ 111,777  $ 100,565  $ 101,268  $ 101,437  $ 101,422
FED. FUNDS PURCHASED & REPURCHASE AGREEMENTS  $  11,387  $   3,400  $  13,570  $  11,621  $  14,731  $  14,532
BORROWINGS                                    $  22,287  $  21,846  $  21,402  $  20,887  $  30,439  $  35,688
SUBORDINATED NOTES AND DEBENTURES             $       0  $       0  $       0  $       0  $       0  $       0
OTHER LIABILITIES                             $   1,824  $   1,820  $   1,544  $   1,348  $   2,918  $   2,514
                                              ---------  ---------  ---------  ---------  ---------  ---------

TOTAL LIABILITIES                             $ 138,475  $ 138,843  $ 137,081  $ 135,124  $ 149,525  $ 154,156

STOCKHOLDERS' EQUITY
PREFERRED STOCK                               $       0  $       0  $       0  $       0  $       0  $       0
COMMON STOCK - PAR VALUE                      $     832  $     832  $     832  $     832  $     832  $     832
COMMON STOCK - SURPLUS                        $   1,370  $   1,370  $   1,370  $   1,370  $   1,370  $   1,370
UNDIVIDED PROFITS AND RESERVES                $  11,061  $  11,119  $  11,006  $  10,990  $  11,071  $  11,055
OTHER COMPREHENSIVE INCOME                    $     475  $    (587) $     170  $       5  $    (470) $    (195)
OTHER EQUITY CAPITAL COMPONENTS               $       0  $       0  $       0  $       0  $       0  $       0
                                              ---------  ---------  ---------  ---------  ---------  ---------

TOTAL EQUITY                                  $  13,738  $  12,734  $  13,378  $  13,197  $  12,803  $  13,062
                                              ---------  ---------  ---------  ---------  ---------  ---------

TOTAL LIAB. AND STOCKHOLDERS' EQUITY          $ 152,213  $ 151,577  $ 150,459  $ 148,321  $ 162,328  $ 167,218
                                              =========  =========  =========  =========  =========  =========

                                                          Austin Associates, LLC

TABLE 1.7
FARMERS CITIZENS BANK
HISTORICAL PERFORMANCE ($000)
BY QUARTER

INCOME STATEMENT                                  2004Q1    2004Q2    2004Q3    2004Q4    2005Q1    2005Q2
-----------------------------------------------  -------   -------   -------   -------   -------   -------
INTEREST AND FEE INCOME ON LOANS & LEASES        $ 1,293   $ 1,189   $ 1,232   $ 1,196   $ 1,223   $ 1,268
BALANCE DUE FROM DEPOSITORY INSTITUTIONS         $     0   $     0   $     0   $     2   $     1   $     0
INTEREST/DIVIDEND INCOME ON SECURITIES           $   475   $   507   $   570   $   544   $   580   $   719
TRADING ACCOUNTS                                 $     0   $     0   $     0   $     0   $     0   $     0
INTEREST INCOME ON FEDERAL FUNDS SOLD            $     3   $     9   $     0   $     6   $     3   $     1
INTEREST INCOME ON OTHER INVESTMENTS             $     9   $    11   $    10   $    10   $    11   $    13
                                                 -------   -------   -------   -------   -------   -------

TOTAL INTEREST INCOME                            $ 1,780   $ 1,716   $ 1,812   $ 1,758   $ 1,818   $ 2,001

INTEREST ON DEPOSITS                             $   419   $   423   $   479   $   454   $   419   $   442
INTEREST EXPENSE ON FEDERAL FUNDS PURCHASED      $    20   $    28   $    20   $    58   $    75   $   108
INTEREST EXPENSE ON DEMAND NOTES & OTHER         $   216   $   205   $   216   $   188   $   219   $   330
OTHER INTEREST EXPENSE                           $     0   $     0   $     0   $     0   $     0   $     0
                                                 -------   -------   -------   -------   -------   -------

TOTAL INTEREST EXPENSE                           $   655   $   656   $   715   $   700   $   713   $   880
                                                 -------   -------   -------   -------   -------   -------

NET INTEREST INCOME                              $ 1,125   $ 1,060   $ 1,097   $ 1,058   $ 1,105   $ 1,121

LOAN LOSS PROVISION                              $     0   $    50   $    25   $    15   $    35   $    30
                                                 -------   -------   -------   -------   -------   -------

NET INTEREST INCOME AFTER PROVISION              $ 1,125   $ 1,010   $ 1,072   $ 1,043   $ 1,070   $ 1,091

INCOME FROM FIDUCIARY ACTIVITIES                 $     0   $     0   $     0   $     0   $     0   $     0
SERVICE CHARGES ON DEPOSIT ACCOUNTS              $   151   $   230   $   139   $   153   $   149   $   168
OTHER OPERATING INCOME                           $   122   $    67   $   175   $   110   $   120   $    70
                                                 -------   -------   -------   -------   -------   -------

TOTAL NONINTEREST INCOME                         $   273   $   297   $   314   $   263   $   269   $   238

SALARIES AND EMPLOYEE BENEFITS                   $   532   $   551   $   581   $   561   $   590   $   637
OCCUPANCY EXPENSES                               $   199   $   186   $   203   $   187   $   185   $   191
TOTAL AMORTIZATION & OTHER OPERATING EXPENSES    $   374   $   403   $   462   $   400   $   418   $   416
                                                 -------   -------   -------   -------   -------   -------

TOTAL NONINTEREST EXPENSE                        $ 1,105   $ 1,140   $ 1,246   $ 1,148   $ 1,193   $ 1,244
                                                 -------   -------   -------   -------   -------   -------

SUBTOTAL                                         $   293   $   167   $   140   $   158   $   146   $    85

SECURITY TRANSACTIONS (GROSS)                    $     0   $     0   $    56   $     0   $   121   $    95
                                                 -------   -------   -------   -------   -------   -------

INCOME BEFORE TAXES                              $   293   $   167   $   196   $   158   $   267   $   180

APPLICABLE TAXES                                 $    22   $    (3)  $    (3)  $    29   $    48   $    36
                                                 -------   -------   -------   -------   -------   -------

NET INCOME BEFORE EXTRAORDINARY ITEMS            $   271   $   170   $   199   $   129   $   219   $   144

EXTRAORDINARY ITEMS                              $     0   $     0   $     0   $     0   $     0   $     0
                                                 -------   -------   -------   -------   -------   -------

NET INCOME                                       $   271   $   170   $   199   $   129   $   219   $   144
                                                 =======   =======   =======   =======   =======   =======

MEMO ITEMS:

INTEREST INCOME ON TAX-EXEMPT SECURITIES         $   203   $   218   $   213   $    81   $    99   $    40
EST. INTEREST INCOME ON TAX-EXEMPT LOANS/LEASES  $     9   $     9   $     9   $     9   $     8   $     9
NET INTEREST INCOME - FTE BASIS                  $ 1,199   $ 1,139   $ 1,175   $ 1,090   $ 1,142   $ 1,138

Note:  Net Interest Income - FTE basis based on 35% tax rate.

                                                          Austin Associates, LLC

TABLE 1.8
FARMERS CITIZENS BANK
HISTORICAL PERFORMANCE ($000)
BY QUARTER

OTHER FINANCIAL INFORMATION                               2004Q1      2004Q2      2004Q3      2004Q4      2005Q1     2005Q2
------------------------------------------------------- ---------   ---------   ---------   ---------   ---------   ---------
DIVIDENDS (BANK)                                        $     100   $       0   $     309   $      36   $     110   $     160
EFFECTIVE TAX RATE                                           7.51%      -1.80%      -1.53%      18.35%      17.98%      20.00%
FULL-TIME EQUIVALENT EMPLOYEES                                 54          49          57          54          49          59

LOAN LOSS RESERVE RECONCILIATION

       BEGINNING OF PERIOD RESERVE                      $   1,194   $   1,197   $   1,035   $   1,022   $     966   $     997
                                                        ---------   ---------   ---------   ---------   ---------   ---------
       ADD: PROVISION FOR LOAN LOSSES                   $       0   $      50   $      25   $      15   $      35   $      30
       LESS: LOSSES CHARGED TO RESERVE                  $       2   $     214   $      51   $      78   $       5   $       7
       ADD: RECOVERIES                                  $       5   $       2   $      13   $       7   $       1   $       6
       ADJUSTMENTS                                      $       0   $       0   $       0   $       0   $       0   $       0
                                                        ---------   ---------   ---------   ---------   ---------   ---------

                 NET LOAN LOSSES                        $      (3)  $     212   $      38   $      71   $       4   $       1

       END OF PERIOD RESERVE                            $   1,197   $   1,035   $   1,022   $     966   $     997   $   1,026

MARKET VALUE OF SECURITIES PORTFOLIO                    $  47,698   $  57,230   $  56,142   $  53,741   $  64,352   $  68,695

NONPERFORMING LOANS
       90+ DAYS PAST DUE AND ACCRUING INTEREST          $      34   $      11   $     126   $      89   $      12   $      67
       NONACCRUAL LOANS                                 $     410   $     442   $      59   $     278   $     351   $     145
                                                        ---------   ---------   ---------   ---------   ---------   ---------
                 TOTAL NONPERFORMING LOANS              $     444   $     453   $     185   $     367   $     363   $     212
       OTHER REAL ESTATE OWNED                          $       0   $       0   $      27   $      28   $      28   $      28
                                                        ---------   ---------   ---------   ---------   ---------   ---------
                 TOTAL NONPERFORMING ASSETS             $     444   $     453   $     212   $     395   $     391   $     240

EARNINGS AND PROFITABILITY

PERCENT OF AVERAGE ASSETS
       NET INTEREST INCOME (TE)                              3.22%       2.99%       3.11%       2.91%       3.00%       2.75%
       TAX EQUIVALENT ADJUSTMENT                             0.20%       0.21%       0.21%       0.08%       0.10%       0.04%
       NET INTEREST INCOME                                   3.02%       2.79%       2.91%       2.83%       2.91%       2.70%
       PROVISION: LOAN/LEASE LOSSES                          0.00%       0.13%       0.07%       0.04%       0.09%       0.07%
       NET INTEREST INCOME AFTER PROVISION                   3.02%       2.65%       2.84%       2.79%       2.81%       2.63%
       NONINTEREST INCOME                                    0.73%       0.78%       0.83%       0.70%       0.71%       0.57%
       OVERHEAD EXPENSE                                      2.96%       3.00%       3.30%       3.07%       3.14%       3.00%
       SUBTOTAL                                              0.79%       0.44%       0.37%       0.42%       0.38%       0.21%
       SECURITIES GAINS (LOSSES)                             0.00%       0.00%       0.15%       0.00%       0.32%       0.23%
       INCOME BEFORE TAXES                                   0.79%       0.44%       0.52%       0.42%       0.70%       0.43%
       APPLICABLE INCOME TAXES                               0.06%      -0.01%      -0.01%       0.08%       0.13%       0.09%
       SUBTOTAL                                              0.73%       0.45%       0.53%       0.34%       0.58%       0.35%
       EXTRAORDINARY ITEMS                                   0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
       NET INCOME - ROAA                                     0.73%       0.45%       0.53%       0.34%       0.58%       0.35%
       RETURN ON AVERAGE EQUITY                              8.06%       5.14%       6.10%       3.88%       6.74%       4.45%

MARGIN ANALYSIS
       AVERAGE EARNING ASSETS TO AVERAGE ASSETS                         89.68%      88.07%      89.48%      89.95%      90.64%
       AVERAGE INT-BEARING DEPOSITS TO AVERAGE ASSETS                   62.24%      61.82%      58.11%      57.05%      52.61%

       INTEREST INCOME TO AVERAGE EARNING ASSETS                         5.03%       5.45%       5.25%       5.32%       5.33%
       INTEREST EXPENSE TO AVERAGE EARNING ASSETS                        1.92%       2.15%       2.09%       2.08%       2.34%
       NET INTEREST INCOME TO AVERAGE EARNING ASSETS                     3.11%       3.30%       3.16%       3.23%       2.98%
       NET INTEREST INCOME TO AVG. EARNING ASSETS (FTE)                  3.34%       3.53%       3.25%       3.34%       3.03%

       AVERAGE ASSETS                                   $ 149,124   $ 152,209   $ 151,042   $ 149,731   $ 152,088   $ 165,794
       AVERAGE EARNING ASSETS                           $ 133,237   $ 136,508   $ 133,020   $ 133,982   $ 136,802   $ 150,270
       AVERAGE EQUITY                                   $  13,444   $  13,236   $  13,056   $  13,287   $  13,000   $  12,933

                                                          Austin Associates, LLC

TABLE 1.9
FARMERS CITIZENS BANK
HISTORICAL PERFORMANCE ($000)
BY QUARTER



PERCENT OF AVERAGE ASSETS                                        2004Q2         2004Q3         2004Q4        2005Q1      2005Q2
-------------------------                                        ------         ------         ------        ------      ------
       INCOME COMPOSITION
       INCOME FROM FIDUCIARY ACTIVITIES                            0.00%          0.00%          0.00%         0.00%       0.00%
       SERVICE CHARGES ON DEPOSIT ACCOUNTS                         0.60%          0.37%          0.41%         0.39%       0.41%
       OTHER OPERATING INCOME                                      0.18%          0.46%          0.29%         0.32%       0.17%

       EXPENSE COMPOSITION
       PERSONNEL EXPENSE                                           1.45%          1.54%          1.50%         1.55%       1.54%
       OCCUPANCY EXPENSE                                           0.49%          0.54%          0.50%         0.49%       0.46%
       TOTAL AMORTIZATION & OTHER OPERATING EXPENSE                1.06%          1.22%          1.07%         1.10%       1.00%
       TOTAL OVERHEAD EXPENSE                                      3.00%          3.30%          3.07%         3.14%       3.00%

       NET OVERHEAD                                                2.22%          2.47%          2.36%         2.43%       2.43%
       EFFICIENCY RATIO                                           84.01%         88.31%         86.90%        86.83%      91.54%
       TOTAL REVENUE/AVERAGE ASSETS                                3.57%          3.74%          3.53%         3.61%       3.28%

PERSONNEL EXPENSE
       TOTAL ASSETS PER EMPLOYEE                                 $3,093         $2,640         $2,747        $3,313      $2,834
       PERSONNEL EXPENSE PER EMPLOYEE (ANNUALIZED)               $ 45.0         $ 40.8         $ 41.6        $ 48.2      $ 43.2

INCOME STATEMENT GROWTH RATES
       NET INTEREST INCOME                                        -5.78%          3.49%         -3.56%         4.44%       1.45%
       NET INTEREST INCOME - FTE BASIS                            -4.98%          3.09%         -7.25%         4.86%      -0.38%
       LOAN LOSS PROVISION EXPENSE                                   NA         -50.00%        -40.00%       133.33%     -14.29%
       NONINTEREST INCOME                                          8.79%          5.72%        -16.24%         2.28%     -11.52%
       REVENUE GROWTH                                             -2.93%          3.98%         -6.38%         4.01%      -1.09%
       OVERHEAD EXPENSE                                            3.17%          9.30%         -7.87%         3.92%       4.27%
       PRE-TAX INCOME                                            -43.00%         17.37%        -19.39%        68.99%     -32.58%
       NET INCOME                                                -37.27%         17.06%        -35.18%        69.77%     -34.25%

ASSETS, PERCENT OF ASSETS
       REAL ESTATE LOANS                                          39.30%         39.39%         40.71%        37.31%      37.09%
       COMMERCIAL & INDUSTRIAL LOANS                               5.58%          5.30%          6.23%         5.96%       6.46%
       INSTALLMENT LOANS                                           3.75%          3.51%          3.38%         2.83%       2.65%
       AGRICULTURAL LOANS                                          3.04%          3.22%          3.31%         2.74%       2.77%
       ALL OTHER LOANS                                             0.04%          0.03%          0.03%         0.47%       0.45%
       TOTAL LOANS (NET OF UNEARNED INCOME)                       51.71%         51.44%         53.66%        49.31%      49.41%
       LESS: LOSS RESERVE                                          0.68%          0.68%          0.65%         0.61%       0.61%
       NET LOANS AND LEASES                                       51.02%         50.76%         53.01%        48.69%      48.80%
       INTEREST BEARING BANK BALANCES                              0.00%          0.29%          0.30%         0.28%       0.31%
       FEDERAL FUNDS SOLD & RESALES                                0.00%          0.00%          0.00%         0.49%       0.00%
       INVESTMENT SECURITIES                                      37.76%         37.31%         36.23%        39.64%      41.08%
       TOTAL EARNING ASSETS                                       89.46%         89.04%         90.20%        89.72%      90.80%

       NONINTEREST CASH & DUE FROM BANKS                           2.34%          3.26%          2.11%         1.96%       1.67%
       PREMISES, FIXED ASSETS, CAPITAL LEASES                      4.54%          4.52%          4.52%         4.06%       3.88%
       OTHER REAL ESTATE OWNED                                     0.00%          0.02%          0.02%         0.02%       0.02%
       OTHER ASSETS                                                4.34%          3.90%          3.85%         4.89%       4.28%

                                                          Austin Associates, LLC

TABLE 1.10
FARMERS CITIZENS BANK
HISTORICAL PERFORMANCE ($000)
BY QUARTER

LIABILITIES, PERCENT OF ASSETS                                    2004Q2       2004Q3       2004Q4        2005Q1      2005Q2
------------------------------                                   --------     --------     --------      --------    --------
       DEMAND DEPOSITS                                               7.97%        8.98%        9.65%         9.16%       8.10%
       NOW & SUPER NOW DEPOSITS                                     22.47%       15.75%        9.30%         8.42%       8.23%
       OTHER TRANSACTION ACCOUNTS                                    0.00%        0.00%        0.00%         0.00%       0.00%
       SAVINGS DEPOSITS                                             10.34%        3.66%       10.18%         9.45%       9.19%
       MONEY MARKET DEPOSITS                                         2.12%        8.50%        8.92%         7.97%       7.15%
       TIME DEPOSITS < $100,000                                     22.63%       22.53%       22.45%        20.92%      20.25%
       TIME DEPOSITS > $100,000                                      8.21%        7.42%        7.77%         6.56%       7.72%
       FEDERAL FUNDS PURCHASED & REPURCHASE AGREEMENT                2.24%        9.02%        7.84%         9.07%       8.69%
       BORROWINGS                                                   14.41%       14.22%       14.08%        18.75%      21.34%
       SUBORDINATED NOTES AND DEBENTURES                             0.00%        0.00%        0.00%         0.00%       0.00%
       OTHER LIABILITIES                                             1.20%        1.03%        0.91%         1.80%       1.50%

       TOTAL LIABILITIES                                            91.60%       91.11%       91.10%        92.11%      92.19%

       ALL COMMON & PREFERRED CAPITAL                                8.40%        8.89%        8.90%         7.89%       7.81%
       TOTAL LIABILITIES AND CAPITAL                               100.00%      100.00%      100.00%       100.00%     100.00%

BALANCE SHEET GROWTH RATES
       TOTAL LOANS & LEASES                                          1.62%       -1.25%        2.84%         0.57%       3.22%
       TOTAL ASSETS                                                 -0.42%       -0.74%       -1.42%         9.44%       3.01%
       TOTAL DEPOSITS                                                8.55%      -10.03%        0.70%         0.17%      -0.01%

ASSET QUALITY
       AVERAGE TOTAL LOANS                                       $ 77,737     $ 77,599     $ 77,763      $ 79,907    $ 80,177
       NET LOAN LOSS TO AVERAGE TOTAL LOANS AND LEASES               1.09%        0.20%        0.37%         0.02%       0.00%
       PROVISION FOR LOAN LOSS TO AVERAGE TOTAL LOANS AND LEASES     0.26%        0.13%        0.08%         0.18%       0.15%
       LOSS RESERVE TO TOTAL LOANS AND LEASES                        1.32%        1.32%        1.21%         1.25%       1.24%
       NONPERFORMING LOANS TO TOTAL LOANS AND LEASES:
                 90+ DAYS PAST DUE                                   0.01%        0.16%        0.11%         0.01%       0.08%
                 NONACCRUAL                                          0.56%        0.08%        0.35%         0.44%       0.18%
                 TOTAL NONPERFORMING LOANS                           0.58%        0.24%        0.46%         0.45%       0.26%
       LLR/NONPERFORMING LOANS                                     228.48%      552.43%      263.22%       274.66%     483.96%
       OREO AS A % OF TOTAL ASSETS                                   0.00%        0.02%        0.02%         0.02%       0.02%
       NONPERFORMING ASSETS AS A % OF TOTAL ASSETS                   0.30%        0.14%        0.27%         0.24%       0.14%

CAPITAL ADEQUACY
       CORE LEVERAGE RATIO (TANGIBLE)                                8.75%        8.74%        8.81%         8.72%       7.99%
       RISK BASED CAPITAL RATIOS:
                 TIER 1                                             11.95%       13.79%       14.75%        14.08%      13.43%
                 TOTAL                                              12.88%       14.86%       15.83%        15.14%      14.47%
       DIVIDEND PAYOUT RATIO (BANK)                                  0.00%      155.28%       27.91%        50.23%     111.11%
       AVERAGE ASSETS (CAPITAL CALCULATION)                      $152,209     $151,042     $149,724      $152,081    $165,787
       RISK BASED ASSETS                                         $111,499     $ 95,756     $ 89,410      $ 94,206    $ 98,684
       TIER 1 CAPITAL                                            $ 13,321     $ 13,208     $ 13,185      $ 13,266    $ 13,250
       TIER 2 CAPITAL                                            $  1,035     $  1,022     $    966      $    997    $  1,026

LIQUIDITY AND RATE SENSITIVITY
       MARKET VALUE LESS BOOK VALUE OF INVESTMENT SECURITIES     $      0     $      0     $      0      $      0    $      0
       MARKET VALUE/BOOK VALUE OF INVESTMENT SECURITIES            100.00%      100.00%      100.00%       100.00%     100.00%
       TOTAL LOANS & LEASES TO ASSETS                               51.71%       51.44%       53.66%        49.31%      49.41%
       TOTAL LOANS AND LEASES TO DEPOSITS                           70.12%       76.96%       78.60%        78.91%      81.46%
       VOLATILE LIABILITIES                                      $ 37,690     $ 46,132     $ 44,034      $ 55,825    $ 63,136
       CASH, FEDERAL FUNDS & INVESTMENT SECURITIES               $ 60,774     $ 61,472     $ 57,325      $ 68,788    $ 72,005

                                                          Austin Associates, LLC

TABLE 1.11
FC BANC CORP.  -  BASED ON SEC FILINGS
SUMMARY HISTORICAL ANALYSIS  ($000)

PERIOD END BALANCE SHEET DATA:                                                                           JUNE 30, 2005
-------------------------------                                                                       --------------------
                                          2000Y     2001Y        2002Y        2003Y        2004Y        YTD         LTM
                                         --------  --------     --------     --------    --------     --------     -------
TOTAL ASSETS                             $100,131  $109,561     $132,390     $149,064    $148,291     $167,099
ASSET GROWTH - ANNUALIZED                      NA       9.4%        20.8%        12.6%       -0.5%        25.4%
TOTAL LOANS                              $ 62,676  $ 61,036     $ 71,534     $ 87,017    $ 79,592     $ 82,738
TOTAL DEPOSITS                           $ 84,927  $ 85,753     $ 97,012     $102,468    $101,210     $101,388
LOAN/DEPOSIT RATIO                           73.8%     71.2%        73.7%        84.9%       78.6%        81.6%
LOAN LOSS RESERVE                        $  1,496  $  1,499     $  1,213     $  1,194    $    966     $  1,026
LOAN LOSS RESERVE/TOTAL LOANS                2.39%     2.46%        1.70%        1.37%       1.21%        1.24%
INTANGIBLE ASSETS                        $      0  $      0     $      0     $      0    $      0     $      0
TOTAL SHAREHOLDERS' EQUITY               $ 11,776  $ 12,179     $ 12,908     $ 13,064    $ 13,268     $ 13,171

NET INCOME                               $    886  $    959     $    984     $  1,137    $    683     $    318     $   600

NONPERFORMING ASSETS                     $      0  $      0     $    185     $    199    $    395     $    240
NONPERFORMING ASSETS/TOTAL ASSETS            0.00%     0.00%        0.14%        0.13%       0.27%        0.14%

RATIOS:

RETURN ON AVERAGE ASSETS                     0.89%     0.90%        0.82%        0.78%       0.45%        0.40%       0.39%
RETURN ON AVERAGE EQUITY                     7.75%     8.18%        8.04%        8.75%       5.16%        4.86%       4.56%

TOTAL EQUITY TO ASSETS                      11.76%    11.12%        9.75%        8.76%       8.95%        7.88%
DIVIDEND PAYOUT RATIO                        44.5%     39.9%        38.7%        36.9%       64.3%        69.2%

PER SHARE SUMMARY:

EARNINGS PER SHARE                       $   1.42  $   1.60     $   1.70     $   1.97    $   1.17     $   0.55     $  1.03
DIVIDENDS PER SHARE                      $   0.63  $   0.64     $   0.66     $   0.73    $   0.76     $   0.38
BOOK VALUE PER SHARE                     $  19.47  $  20.64     $  22.47     $  22.69    $  22.92     $  22.75
TANGIBLE BOOK VALUE PER SHARE            $  19.47  $  20.64     $  22.47     $  22.69    $  22.92     $  22.75

OTHER DATA:

COMMON SHARES OUTSTANDING                 604,855   590,154      574,427      575,649     578,832      579,057
DILUTED SHARES OUTSTANDING                624,866   599,871      580,315      577,289     581,687      580,511     581,394
COMMON DIVIDENDS PAID                    $    394  $    383     $    381     $    420    $    439     $    220

CORE NET INCOME AND PROFITABILITY:

STATED NET INCOME                        $    886  $    959     $    984     $  1,137    $    683     $    318     $   600
PRE-TAX ADJUSTMENTS
     SECURITY GAINS                      $     19  $     40     $     37     $    436    $     56     $    216     $   272
     OTHER NONRECURRING INCOME           $      0  $      0     $      0     $     97    $      0     $      0     $     0
     NONRECURRING EXPENSE                $    282  $      0     $      0     $      0    $      0     $      0     $     0
                                         --------  --------     --------     --------    --------     --------     -------
     TOTAL ADJUSTMENTS                   $    263 ($     40)   ($     37)   ($    533)  ($     56)   ($    216)   ($   272)
CORE NET INCOME                          $  1,057  $    933     $    960     $    791    $    647     $    178     $   423
CORE EPS                                 $   1.69  $   1.56     $   1.65     $   1.37    $   1.11     $   0.31     $  0.73
CORE ROAA                                    1.07%     0.88%        0.80%        0.54%       0.43%        0.22%       0.27%
CORE ROAE                                    9.25%     7.96%        7.84%        6.08%       4.89%        2.71%       3.21%

                                                          Austin Associates, LLC

TABLE 1.12
FC BANC CORP.
PARENT-ONLY HISTORICAL PERFORMANCE SUMMARY  ($000)

BALANCE SHEET                                        2000Y     2001Y     2002Y     2003Y     2004Y   YTD 06/05
-------------                                       -------   -------   -------   -------   -------  ---------
TOTAL CASH & BALANCES DUE                           $     7   $    32   $    55   $    98   $    28   $    15
TOTAL SECURITIES                                    $   192   $    86   $    75   $     9   $     9   $     8
INVESTMENTS IN BANK SUBS
  EQUITY                                            $11,537   $12,024   $12,788   $13,150   $13,197   $13,062
OTHER ASSETS                                        $    40   $    38   $     2   $    22   $    68   $    91
                                                    -------   -------   -------   -------   -------   -------
TOTAL ASSETS                                        $11,776   $12,180   $12,920   $13,279   $13,302   $13,176
                                                    =======   =======   =======   =======   =======   =======

OTHER LIABILITIES                                   $     0   $     1   $    12   $     2   $     6   $     4
                                                    -------   -------   -------   -------   -------   -------
TOTAL LIABILITIES                                   $     0   $     1   $    12   $     2   $     6   $     4

COMMON STOCK                                        $ 2,198   $ 2,198   $ 2,196   $ 2,193   $ 2,190   $ 2,190
RETAINED EARNINGS                                   $ 9,652   $11,793   $12,463   $13,248   $13,298   $13,367
OTHER COMPREHENSIVE INCOME                         -$    74   $   109   $   536   $   116   $     5  -$   195
OTHER EQUITY COMPONENTS                                  NA  -$ 1,921  -$ 2,287  -$ 2,280  -$ 2,197  -$ 2,190
                                                    -------   -------   -------   -------   -------   -------
TOTAL EQUITY                                        $11,776   $12,179   $12,908   $13,277   $13,296   $13,172

TOTAL LIABILITIES & EQUITY                          $11,776   $12,180   $12,920   $13,279   $13,302   $13,176
                                                    =======   =======   =======   =======   =======   =======

INCOME STATEMENT                                     2000Y     2001Y     2002Y     2003Y     2004Y   YTD 06/05
----------------                                    -------   -------   -------   -------   -------  ---------
INCOME FROM BANK SUBS
DIVIDEND                                            $   969   $   677   $   771   $   495   $   445   $   270
ALL OTHER OPERATING INCOME                          $    37   $    48   $    12   $    26   $     2   $     1
                                                    -------   -------   -------   -------   -------   -------
TOTAL OPERATING INCOME                              $ 1,006   $   725   $   783   $   521   $   447   $   271

INTEREST EXPENSE                                    $     0   $     0   $     0   $     0   $     0   $     0
OTHER EXPENSES                                      $    46   $    48   $    93   $   115   $    86   $    68
                                                    -------   -------   -------   -------   -------   -------
TOTAL OPERATING EXPENSE                             $    46   $    48   $    93   $   115   $    86   $    68

INCOME BEFORE TAX & UNDISTRIBUTED INCOME            $   960   $   677   $   690   $   406   $   361   $   203
INCOME TAXES                                       -$     3  -$     1  -$   23   -$    28  -$    27  -$    23
                                                    -------   -------   -------   -------   -------   -------
INCOME BEFORE UNDISTRIBUTED INCOME                  $   963   $   678   $   713   $   434   $   388   $   226

EQUITY IN UNDISTR INCOME
  BANKS                                            -$    77   $   285   $   339   $   771   $   324   $    93

NET INCOME                                          $   886   $   963   $ 1,052   $ 1,205   $   712   $   319
                                                    =======   =======   =======   =======   =======   =======
CASH DIVIDENDS DECLARED                             $   394   $   383   $   381   $   420   $   439   $   220

                                                          Austin Associates, LLC

TABLE 1.13
FC BANC CORP.
HISTORICAL TRADING ACTIVITY

                                   STOCK PRICE

                             [STOCK PRICE BAR CHART]

PRICE          VOLUME
$ 37.50       12,000
$ 35.00       10,000
$ 32.50        8,000
$ 30.00        6,000
$ 27.50        4,000
$ 25.00        2,000
$ 22.50            0

 YR   MONTH                       OPEN       HIGH           LOW          CLOSE         VOLUME
----  ----------------           ------     ------         ------        ------        ------
2005  August (8/11/05)           $29.00     $29.00         $28.25        $28.25         5,200
      July                       $29.05     $29.30         $29.00        $29.00         1,800
                                 ------     ------         ------        ------        ------
      June                       $28.10     $29.05         $28.10        $28.90         1,800
      May                        $28.75     $28.75         $28.05        $28.10         5,300
      April                      $27.80     $28.75         $27.80        $28.75         5,800
                                 ------     ------         ------        ------        ------
      March                      $27.75     $32.00         $27.75        $28.25         5,100
      February                   $28.50     $28.50         $27.75        $27.75           300
      January                    $31.35     $31.35         $28.50        $28.50         1,100
                                 ------     ------         ------        ------        ------
2004  December                   $32.25     $32.25         $31.35        $31.35           200
      November                   $32.25     $32.25         $32.25        $32.25             0
      October                    $32.25     $32.25         $32.25        $32.25             0
                                 ------     ------         ------        ------        ------
      September                  $32.25     $32.25         $32.25        $32.25             0
      August                     $32.25     $32.25         $32.25        $32.25             0
      July                       $32.50     $32.50         $30.00        $32.25        10,600
                                 ------     ------         ------        ------        ------
      June                       $32.00     $32.50         $32.00        $32.50           600
      May                        $33.00     $33.00         $32.00        $32.00           800
      April                      $31.00     $32.00         $30.50        $32.00         2,900
                                 ------     ------         ------        ------        ------
      March                      $34.00     $34.00         $29.50        $29.50           400
      February                   $28.75     $35.00         $28.75        $34.00         1,300
      January                    $28.75     $28.75         $28.75        $28.75             0
                                 ======     ======         ======        ======        ======

                                                          Austin Associates, LLC

TABLE 2.1
FARMERS CITIZENS BANK
DISCOUNTED CASH FLOW VALUE - PROJECTED PERFORMANCE ($000)

                                    ACTUAL LTM                      PROJECTED 12-MONTH PERIOD ENDING:
BALANCE SHEET GROWTH:               30-JUN-05        30-JUN-06      30-JUN-07      30-JUN-08      30-JUN-09      30-JUN-10
-------------------------------     ----------       ---------      ---------      ---------      ---------      ---------
TOTAL ASSETS                        $  167,218       $ 175,579      $ 184,358      $ 193,576      $ 203,255      $ 213,417
ASSET GROWTH                              10.3%            5.0%           5.0%           5.0%           5.0%           5.0%
AVERAGE ASSETS                      $  154,664       $ 171,398      $ 179,968      $ 188,967      $ 198,415      $ 208,336

INCOME STATEMENT PROJECTIONS:

Net Interest Income                 $    4,381       $   5,022      $   5,327      $   5,650      $   5,992      $   6,354
NONINTEREST INCOME                  $    1,084       $   1,268      $   1,332      $   1,398      $   1,468      $   1,542
NONINTEREST EXPENSE                 $    4,831       $   5,039      $   5,237      $   5,442      $   5,675      $   5,917
  SALARIES                          $    2,369       $   2,520      $   2,628      $   2,740      $   2,857      $   2,979
  OCCUPANCY                         $      766       $     788      $     810      $     831      $     853      $     875
  OTHER EXPENSES                    $    1,696       $   1,731      $   1,800      $   1,871      $   1,964      $   2,063
PROVISION                           $      105       $     171      $     180      $     189      $     198      $     208
SECURITIES GAINS                    $      272       $       0      $       0      $       0      $       0      $       0
PRE-TAX INCOME                      $      801       $   1,080      $   1,242      $   1,417      $   1,587      $   1,771
APPLICABLE TAXES  (1)               $      110       $     148      $     170      $     194      $     217      $     243
EXTRAORDINARY ITEMS                 $        0       $       0      $       0      $       0      $       0      $       0
NET INCOME                          $      691       $     932      $   1,072      $   1,223      $   1,370      $   1,528
% CHANGE                                                  34.9%          15.0%          14.1%          12.0%          11.6%

INCOME STATEMENT RATIOS:

NET INTEREST INCOME                       2.83%           2.93%          2.96%          2.99%          3.02%          3.05%
NET INTEREST INCOME  (TE)                 2.94%           3.02%          3.04%          3.06%          3.09%          3.11%
NONINTEREST INCOME                        0.70%           0.74%          0.74%          0.74%          0.74%          0.74%
NONINTEREST EXPENSE                       3.12%           2.94%          2.91%          2.88%          2.86%          2.84%
  SALARIES                                1.53%           1.47%          1.46%          1.45%          1.44%          1.43%
  OCCUPANCY                               0.50%           0.46%          0.45%          0.44%          0.43%          0.42%
  OTHER EXPENSES                          1.10%           1.01%          1.00%          0.99%          0.99%          0.99%
PROVISION                                 0.07%           0.10%          0.10%          0.10%          0.10%          0.10%
SECURITIES GAINS                          0.18%           0.00%          0.00%          0.00%          0.00%          0.00%
PRE-TAX INCOME                            0.52%           0.63%          0.69%          0.75%          0.80%          0.85%
APPLICABLE TAXES  (1)                     0.07%           0.09%          0.09%          0.10%          0.11%          0.12%
EXTRAORDINARY ITEMS                       0.00%           0.00%          0.00%          0.00%          0.00%          0.00%
NET INCOME                                0.45%           0.54%          0.60%          0.65%          0.69%          0.73%

FOOTNOTE:
(1) BASED ON EFFECTIVE TAX RATE OF:      13.70%
        AND TAX EXEMPT INCOME OF:   $      468       $     428      $     414      $     397      $     377      $     354

Note: Net Interest Income (TE) based on 35% marginal tax rate.

                                                          Austin Associates, LLC

TABLE 2.2
FARMERS CITIZENS BANK
DISCOUNTED CASH FLOW VALUE - INPUT AND RESULTS ($000)

                                 INPUT VARIABLES

DATE OF VALUATION                                                                    30-Jun-05
SHARES OUTSTANDING                                                                     579,057
TOTAL ASSETS                                                                         $ 167,218
TOTAL EQUITY CAPITAL EXCLUDING FASB 115                                              $  13,257
REQUIRED EQUITY TO ASSETS RATIO                                                           7.00%
  CURRENT RATIO:                                               7.93%
AFTER-TAX RETURN ON EXCESS CAPITAL                                                       2.500%
DISCOUNT RATE                                                                           12.000%

                           RESULTS OF INPUT VARIABLES

REQUIRED EQUITY CAPITAL                                                              $  11,588
EXCESS CAPITAL                                                                       $   1,669
EARNINGS ON EXCESS CAPITAL                                                           $      42
PROJECTED PERIOD 1 NET INCOME                                                        $     932
ADJUSTED PERIOD 1 NET INCOME                                                         $     890
ADJUSTED TOTAL ASSETS                                                                $ 165,549

                ADJUSTMENTS TO NET INCOME BASED ON EXCESS CAPITAL

                EXCESS CAPITAL          PROJECTED        ADJUSTMENTS TO              ADJUSTED
PERIOD           (CASH FLOW)            NET INCOME         NET INCOME               NET INCOME
------          --------------          ----------       --------------             ----------
ACTUAL             $1,669
  1                $  311                 $  932               $42                    $  890
  2                $  422                 $1,072               $42                    $1,030
  3                $  543                 $1,223               $42                    $1,181
  4                $  657                 $1,370               $42                    $1,328
  5                $  782                 $1,528               $42                    $1,487

                       DISCOUNTED CASH FLOW VALUE RESULTS

PERIOD FIVE ADJUSTED NET INCOME                                                        $ 1,487
CAPITALIZATION RATE                                                                       8.00%
RESIDUAL VALUE                                                                         $18,582
RESIDUAL VALUE AS A % OF BOOK VALUE                                                     125.64%

PRESENT VALUE OF RESIDUAL VALUE                                                        $10,544
PRESENT VALUE OF CASH FLOW                                                             $ 3,621
                                                                                       -------
AGGREGATE PRESENT VALUE                                                                $14,165
                                                                                       -------

PER SHARE VALUE                                                                             NA
AS A % OF EQUITY                                                                           108%
AS A MULTIPLE OF PERIOD 1 EARNINGS                                                        15.2

                                                          Austin Associates, LLC

TABLE 2.3
FC BANC CORP.
DISCOUNTED CASH FLOW VALUE APPROACH - PARENT-ONLY ADJUSTMENTS

                                                                                           30-JUN-05
                                                                                           ---------
TOTAL COMMON EQUITY (PARENT ONLY)  ($000)                                                  $  13,171

                                                                          PREMIUM/
ADJUSTMENTS                                                              (DISCOUNT)
--------------------------------------                                   ---------
INVESTMENT IN SUBS
  DCF VALUE                                              $14,165
  MINUS:  BANK(s) STATED EQUITY                          $13,062
                                                         -------
  PREMIUM/(DISCOUNT)                                                     $   1,103

OTHER ASSETS                                                             $       0
                                                                         ---------

TOTAL BALANCE SHEET ADJUSTMENTS                                          $   1,103

OTHER ADJUSTMENTS (INTANGIBLE ASSETS)                                    $       0
                                                                         ---------

TOTAL ADJUSTMENTS                                                                          $   1,103

ADJUSTED TOTAL CAPITAL                                                                     $  14,274

SHARES OF COMMON STOCK OUTSTANDING                                                           579,057
BOOK VALUE PER SHARE                                                                       $   22.75
VALUATION ADJUSTMENTS PER SHARE                                                            $    1.90

ADJUSTED VALUE PER SHARE                                                                   $   24.65
ADJUSTED VALUE AS A % OF BOOK VALUE                                                           108.37%

                                                          Austin Associates, LLC

TABLE 2.4
FC BANC CORP.
DISCOUNTED CASH FLOW VALUE - OTHER ADJUSTMENTS

PRE-ADJUSTMENT VALUE                                                                 30-JUN-05
----------------------------                                                         ---------
        Indication of Value                                                          $   24.65

ADJUSTMENTS
        Effect of Stock Options on a Per Share Basis  (1)                           ($    0.26)

DCF VALUE RESULTS AFTER ADJUSTMENTS
        INDICATION OF VALUE                                                          $   24.39
        % OF BOOK VALUE                                                                    107%
        % OF TANGIBLE BOOK VALUE                                                           107%
        MULTIPLE OF LTM EPS                                                               23.6
        MULTIPLE OF LTM CORE EPS                                                          33.5

(1) The Black-Scholes method is the most common and widely accepted model to calculate the fair value of an option. Based on the following assumptions:

Stock Price of Company                                                         $  24.65
Weighted Exercise Price of Options                                             $  25.91
Weighted Expected Life of Options  (yrs)                                           5.00
Expected Annual Dividend Yield                                                     2.50%
Risk-Free Interest Rate (Equal to term of options)                                 3.75%
Volatility                                                                        20.00%
Shares Under Option                                                              37,855
Total Shares Outstanding                                                        579,057

Present Value of Option Using Black-Scholes Method                             $   3.94
Aggregate Present Value of Options                                             $149,009

                                                          Austin Associates, LLC

TABLE 3.1
FARMERS CITIZENS BANK
NET ASSET VALUE - SUMMARY

                                                                                          30-JUN-05
                                                                                          ---------
STATED BOOK VALUE ($000)                                                                  $  13,062

                                                                    PREMIUM                                  ADJUSTMENT
ADJUSTMENTS                                                        (DISCOUNT)                                  SOURCE
---------------------------------------------------               ----------                               ---------------
Securities (Held-to-Maturity)                                     $        0                                   Call Report
Loans and Leases (Yield Basis Adjustment)                         $       90                                     Table 3.2
Credit Quality Adjustment  (1)                                    $      112                               Internal Report
Premises and Fixed Assets                                         $        0
Other Real Estate Owned                                          ($        3)                                    Table 3.3
Intangible Assets (Excluding MSRs)                                $        0
Other Assets (FASB 115 Deferred Tax Asset)                        $        0
Time Deposits                                                    ($      133)                                    Table 3.4
Borrowings                                                        $      314                                     Table 3.5
Other Liabilities (FASB 115 Deferred Tax Liability)               $       0
                                                                  ----------
TOTAL BALANCE SHEET ADJUSTMENTS                                   $      380

DDITIONAL ADJUSTMENTS
Core Deposit Value                                                $    3,129                                     Table 3.6
Other Adjustments                                                 $        0
                                                                  ----------
TOTAL ADDITIONAL ADJUSTMENTS                                      $    3,129

TOTAL ADJUSTMENTS                                                                         $   3,509

NET ASSET VALUE                                                                           $  16,571
PER SHARE                                                                                        NA
NET ASSET VALUE/STATED BOOK VALUE                                                               127%

(1)   BASED ON PREVIOUS VALUATION AS OF 3/31/05.

                                                          Austin Associates, LLC

TABLE 3.2
FARMERS CITIZENS BANK
NET ASSET VALUE - LOAN PORTFOLIO VALUATION SUMMARY ($000)

                                                                                         PREMIUM
            STATED BOOK VALUE                       MARKET VALUE                        (DISCOUNT)
            -----------------                       ------------                        ----------
TOTALS           $82,623                              $ 82,713                             $90

                                                                                       TOTAL LOANS
                                                                                       -----------
STATED BOOK VALUE                                                                      $    82,623
ESTIMATED AVERAGE REPRICING PERIOD (YEARS)                                                    4.67
ESTIMATED AVERAGE MATURITY PERIOD  (YEARS)                                                    9.34
BANK YIELD ON TOTAL LOANS  (1)                                                                6.33%
MARKET YIELD ON TOTAL LOANS  (2)                                                              6.28%
DISCOUNT RATE                                                                                12.00%
PROJECTED MONTHLY CASH FLOW @ BANK YIELD  (3)                                          $       978
PROJECTED MONTLY CASH FLOW @ MARKET YIELD  (3)                                         $       976
ACTUAL VS. MARKET CASH FLOW PER MONTH                                                  $         2
PRESENT VALUE OF POSITIVE (NEGATIVE) CASH FLOW                                         $        90
MARKET VALUE OF TERM LOAN CATEGORY                                                     $    82,713

                       ACTUAL VS. MARKET              PRESENT VALUE OF ACTUAL
                      CASH FLOW PER YEAR               VS. MARKET CASH FLOW
YEAR               DURING REPRICING PERIOD            DURING REPRICING PERIOD
----               -----------------------            -----------------------
 1                           $25                                $24
 2                           $25                                $21
 3                           $25                                $19
 4                           $25                                $17
 5                           $17                                $10
 6                           $ 0                                $ 0
 7                           $ 0                                $ 0

(1)   BASED ON 06/30/05 CALL REPORT DATA AND INTERNAL REPORTS.

(2)   BASED ON NATIONAL AVERAGES FROM BANXQUOTE.COM.

(3)   ORDINARY ANNUITY CALCULATION UTILIZING THE AVERAGE MATURITY PERIOD.

                                                          Austin Associates, LLC

TABLE 3.3
FARMERS CITIZENS BANK
NET ASSET VALUE - DISCOUNT TO OTHER REAL ESTATE ($000)

BANK MANAGEMENT'S ESTIMATE OF LOSS

                                             AGGREGATE             MANAGEMENT'S
TYPE OF ASSET                              DOLLAR AMOUNT         ESTIMATE OF LOSS
-------------                              -------------         ----------------
OTHER REAL ESTATE                              $28                      $0
                                               ---                      --
     TOTALS                                    $28                      $0
                                               ---                      --

AUSTIN ASSOCIATES' ADDITIONAL DISCOUNTS

                                              AGGREGATE               DISCOUNT           DISCOUNT
TYPE OF ASSET                               DOLLAR AMOUNT             (PERCENT)          (DOLLARS)
-------------                               -------------             ---------          ---------
OTHER REAL ESTATE                               $28                     10.00%              $ 3
                                                ---                     -----               ---
           TOTALS                               $28                                         $ 3
                                                ---                                         ---

    TOTAL DISCOUNT                              $ 3
                                                ===

                                                          Austin Associates, LLC

TABLE 3.4
FARMERS CITIZENS BANK
NET ASSET VALUE - CERTIFICATES OF DEPOSIT VALUATION SUMMARY ($000)

                                                                                                PREMIUM
DEPOSIT TYPE                         STATED BOOK VALUE           MARKET VALUE                  (DISCOUNT)
------------                         -----------------           ------------                  ----------
JUMBO CDS                                $12,916                    $12,943                    ($     27)

ALL OTHER CDS                            $33,864                    $33,969                    ($    105)
                                         --------                   -------                     --------
TOTALS                                   $46,780                    $46,913                    ($    133)

NOTE: THE MARKET VALUE FOR DEPOSIT LIABILITIES WILL BE LESS THAN BOOK VALUE WHEN THE MARKET INTEREST RATE EXCEEDS THE BANK INTEREST RATE.

                                                                       JUMBO CDS              ALL OTHER CDS
                                                                       ---------              -------------
STATED BOOK VALUE                                                      $  12,916              $      33,864
ESTIMATED AVERAGE MATURITY (YEARS)                                          1.13                       1.50
BANK RATE  (1)                                                              3.15%                      3.26%
MARKET RATE  (1)                                                            2.95%                      3.03%
DISCOUNT RATE                                                              12.00%                     12.00%
PROJECTED ANNUAL INTEREST -  BANK RATES  (2)                           $     407              $       1,104
PROJECTED ANNUAL INTEREST - MARKET RATES  (2)                          $     381              $       1,026
ACTUAL VS. MARKET INTEREST PAID                                       ($      26)            ($          78)
PRESENT VALUE OF POSITIVE (NEGATIVE) CASH FLOW                        ($      27)            ($         105)
MARKET VALUE OF CD CATEGORY                                            $  12,943              $      33,969

                            ACTUAL VS. MARKET ANNUAL INTEREST PAID           PRESENT VALUE OF ACTUAL VS. MARKET INTEREST PAID
                            --------------------------------------           ------------------------------------------------
YEAR                        JUMBO CDS                ALL OTHER CDS                JUMBO CDS                ALL OTHER CDS
                            ---------                -------------                ---------                -------------
 1                           ($ 26)                      ($ 78)                     ($ 24)                     ($ 73)
 2                           ($  3)                      ($ 39)                     ($  3)                     ($ 32)
 3                            $  0                        $  0                       $  0                       $  0
 4                            $  0                        $  0                       $  0                       $  0
 5                            $  0                        $  0                       $  0                       $  0

(1) BANK RATES CALCULATED FROM INTERNAL REPORTS AND 06/30/05 CALL REPORT; MARKET RATES ARE ESTIMATED BASED ON NATIONAL AVERAGES FROM BANXQUOTE.COM.

(2)   ASSUMES SIMPLE INTEREST PAID ANNUALLY.

                                                          Austin Associates, LLC

TABLE 3.5

FARMERS CITIZENS BANK

NET ASSET VALUE - DETAIL ON BORROWINGS ($000)

                                                         PREMIUM
BORROWING TYPE       STATED BOOK VALUE   MARKET VALUE   (DISCOUNT)
--------------       -----------------   ------------   ----------
OVERNIGHT               $        0       $          0   $        0

FHLB - TERM             $   34,988       $     34,674   $      314
                        ----------       ------------   ----------

TOTALS                  $   34,988       $     34,674   $      314

NOTE: THE MARKET VALUE FOR BORROWINGS WILL BE LESS THAN BOOK VALUE WHEN THE
      MARKET INTEREST RATE EXCEEDS THE BANK INTEREST RATE.

                                                              OVERNIGHT         FHLB - TERM
                                                              ---------         -----------
STATED BOOK VALUE                                             $       0         $    34,988
ESTIMATED AVERAGE MATURITY (YEARS)                                 0.00                3.28
BANK RATE (1)                                                      0.00%               3.90%
MARKET RATE (1)                                                    0.00%               4.23%
DISCOUNT RATE                                                     12.00%              12.00%
PROJECTED ANNUAL INTEREST - BANK RATES (2)                    $       0         $     1,365
PROJECTED ANNUAL INTEREST - MARKET RATES (2)                  $       0         $     1,480
ACTUAL VS. MARKET INTEREST PAID                               $       0         $       115
PRESENT VALUE OF POSITIVE (NEGATIVE) CASH FLOW                $       0         $       314
MARKET VALUE OF CD CATEGORY                                   $       0         $    34,674

                 ACTUAL VS. MARKET ANNUAL INTEREST PAID       PRESENT VALUE OF ACTUAL VS. MARKET INTEREST PAID
                 --------------------------------------       ------------------------------------------------
YEAR                OVERNIGHT            FHLB - TERM               OVERNIGHT                 FHLB - TERM
                    ---------            -----------               ---------                 -----------
 1                     $0                   $115                      $0                        $109
 2                     $0                   $115                      $0                        $ 97
 3                     $0                   $115                      $0                        $ 86
 4                     $0                   $ 32                      $0                        $ 21
 5                     $0                   $  0                      $0                        $  0

(1) BANK RATES CALCULATED FROM 06/30/05 ASSET/LIABILITY REPORT; MARKET RATES ARE BASED ON FHLB RATES AS OF JUNE 30, 2005 FOR EQUIVALENT TERM OF BORROWINGS.

(2) ASSUMES SIMPLE INTEREST PAID ANNUALLY.

                                                          Austin Associates, LLC

TABLE 3.6

FARMERS CITIZENS BANK

NET ASSET VALUE - CORE DEPOSIT VALUE ($000)

                                                                  MONEY
                                DEMAND           N.O.W.           MARKET          SAVINGS
                               DEPOSITS         DEPOSITS         DEPOSITS         DEPOSITS
                              ----------       ----------       ----------       ----------
TOTAL BALANCE                 $   13,545       $   13,770       $   11,954       $   15,373
INVESTABLE BALANCE (1)             87.52%           89.55%           99.47%           99.38%

INVESTED                      $   11,855       $   12,331       $   11,891       $   15,278
ASSUMED YIELD (2)                   5.33%            5.33%            5.33%            5.33%

INCOME                        $      631       $      657       $      633       $      814
SERVICE CHARGE INCOME (2)     $      609       $        0       $        0       $        0

TOTAL INCOME                  $    1,240       $      657       $      633       $      814

OPERATING EXPENSE (1)              3.950%           1.880%           0.690%           2.330%
INTEREST EXPENSE (2)               0.000%           0.367%           1.620%           0.270%
  TOTAL EXPENSE                    3.950%           2.247%           2.310%           2.600%

EXPENSES                      $      535       $      309       $      276       $      400

BEFORE TAX INCOME             $      705       $      347       $      357       $      414
TAX RATE                              35%              35%              35%              35%

AFTER TAX INCOME              $      459       $      226       $      232       $      269
                              ----------       ----------       ----------       ----------

AGGREGATE INCOME                               $    1,186
                                               ==========

                               DEPLETION SCHEDULE

                   BALANCE          AVERAGE     ESTIMATED    P.V.I.F.    PRESENT
PERIOD         BEG. OF PERIOD       BALANCE      INCOME       12.00%      VALUE
------         ---------------      -------     ---------    --------    -------
   1               $54,642          $49,675       $1,078      0.9434     $ 1,017
   2               $44,707          $40,236       $  873      0.8396     $   733
   3               $35,766          $31,792       $  690      0.7473     $   515
   4               $27,818          $24,341       $  528      0.6651     $   351
   5               $20,863          $17,883       $  388      0.5919     $   230
   6               $14,902          $12,419       $  269      0.5268     $   142
   7               $ 9,935          $ 7,948       $  172      0.4688     $    81
   8               $ 5,961          $ 4,471       $   97      0.4173     $    40
   9               $ 2,980          $ 1,987       $   43      0.3714     $    16
  10               $   993          $   497       $   11      0.3305     $     4
  11               $     0          $     0       $    0      0.2942     $     0

                   ESTIMATED VALUE OF CORE DEPOSIT ACCOUNTS              $ 3,129

                   ESTIMATED VALUE AS PERCENT OF CORE DEPOSITS              5.73%

(1) CALCULATION BASED ON THE FEDERAL RESERVE'S FUNCTIONAL COST AND PROFIT ANALYSIS.

(2) BASED ON 06/30/05 CALL REPORT DATA AND INTERNAL REPORTS.

                                                          Austin Associates, LLC

TABLE 3.7

FC BANC CORP.

NET ASSET VALUE - PARENT-ONLY ADJUSTMENTS

                                                                            30-JUN-05
                                                                            ---------
TOTAL COMMON EQUITY (PARENT ONLY) ($000)                                    $  13,171

                                                              PREMIUM/
             ADJUSTMENTS                                     (DISCOUNT)
             -----------                                    ----------
INVESTMENT IN SUBS
  NET ASSET VALUE                                  $16,571
  MINUS: BANK(s) STATED EQUITY                     $13,062
                                                   -------
  PREMIUM/(DISCOUNT)                                           $3,509

OTHER ASSETS                                                   $    0
                                                               ------

TOTAL BALANCE SHEET ADJUSTMENTS                                $3,509

OTHER ADJUSTMENTS (INTANGIBLE ASSETS)                          $    0
                                                               ------

TOTAL ADJUSTMENTS                                                           $   3,509

ADJUSTED TOTAL CAPITAL                                                      $  16,680

SHARES OF COMMON STOCK OUTSTANDING                                            579,057
BOOK VALUE PER SHARE                                                        $   22.75
VALUATION ADJUSTMENTS PER SHARE                                             $    6.06

ADJUSTED VALUE PER SHARE                                                    $   28.80
ADJUSTED VALUE AS A % OF BOOK VALUE                                            126.64%

                                                          Austin Associates, LLC

TABLE 3.8

FC BANC CORP.

NET ASSET VALUE - OTHER ADJUSTMENTS

                                                                                30-JUN-05
                                                                                ---------
PRE-ADJUSTMENT VALUE
        Indication of Value                                                      $  28.80

ADJUSTMENTS
        Effect of Stock Options on a Per Share Basis (1)                        ($   0.42)

NET ASSET VALUE RESULTS AFTER ADJUSTMENTS
        INDICATION OF VALUE                                                      $  28.39
        % OF BOOK VALUE                                                               125%
        % OF TANGIBLE BOOK VALUE                                                      125%
        MULTIPLE OF LTM EPS                                                          27.5
        MULTIPLE OF LTM CORE EPS                                                     39.0

(1) The Black-Scholes method is the most common and widely accepted model to calculate the fair value of an option. Based on the following assumptions:

Stock Price of Company                                                   $  28.80
Weighted Exercise Price of Options                                       $  25.91
Weighted Expected Life of Options (yrs)                                      5.00
Expected Annual Dividend Yield                                               2.50%
Risk-Free Interest Rate (Equal to term of options)                           3.75%
Volatility                                                                  20.00%
Shares Under Option                                                        37,855
Total Shares Outstanding                                                  579,057

Present Value of Option Using Black-Scholes Method                       $   6.38
Aggregate Present Value of Options                                       $241,471

                                                          Austin Associates, LLC

TABLE 4.1

NATIONAL BANK SUMMARY STATISTICS

MINORITY SHARE PRICING AS OF 06/30/05*

                                                TANGIBLE  LTM     LTM   AVERAGE  AVERAGE
                             #        TOTAL      EQUITY/  CORE   CORE   PRICE/    PRICE/  PRICE/LTM
       BY ASSETS         INCLUDED     ASSETS     ASSETS   ROAA   ROAE    BOOK    TG BOOK  CORE EPS
       ---------         --------  -----------  --------  ----   -----  -------  -------  ---------
> 5.0 Billion                95    $13,592,675    6.42%   1.32%  14.97%   233%     327%     16.2
1-5 Billion                 168    $ 1,753,813    6.97%   1.15%  13.12%   219%     268%     17.2
500 Million - 1 Billion     175    $   664,160    8.05%   1.02%  11.87%   201%     221%     16.5
300 - 500 Million           169    $   388,382    8.14%   0.96%  11.00%   188%     200%     18.0
100 - 300 Million           312    $   184,312    8.90%   0.84%   9.22%   178%     181%     19.5
< 100 Million               102    $    61,769   13.02%   0.26%   1.86%   151%     153%     27.6

BY LTM CORE ROAE
> 15%                       168    $ 1,370,431    6.94%   1.40%  16.93%   265%     306%     16.2
10 - 15%                    384    $   517,362    7.83%   1.08%  12.33%   202%     233%     16.5
5 - 10%                     302    $   284,409    8.73%   0.77%   8.24%   158%     175%     19.9
< 5%                        122    $   119,173   10.35%   0.19%   1.71%   158%     169%     37.7

BY REGION
Mid Atlantic                243    $   334,242    8.61%   0.96%  10.29%   188%     213%     16.9
Midwest                     210    $   620,606    7.90%   0.95%  10.41%   180%     204%     16.4
New England                  54    $   391,945    7.60%   0.92%  10.64%   190%     230%     16.4
Southeast                   276    $   353,325    8.05%   0.90%  10.05%   191%     212%     17.9
Southwest                    42    $   999,914    7.26%   0.99%  11.43%   188%     244%     17.8
West                        197    $   331,243    8.34%   1.11%  12.20%   234%     259%     18.7

STOCK PRICE TO TANGIBLE BOOK
BASED ON LTM CORE ROAE

                                  [BAR CHART]

< 5%                  169%
5 - 10%               175%
10 - 15%              233%
> 15%                 306%

STOCK PRICE TO LTM CORE EPS
BASED ON LTM CORE ROAE

                                  [BAR CHART]

< 5%                  37.7
5 - 10%               19.9
10 - 15%              16.5
> 15%                 16.2

* Excludes M&A targets and based on median statistics unless noted.

                                                          Austin Associates, LLC

TABLE 4.2

SELECTIVE PUBLICLY TRADED BANKS IN THE MIDWEST

WITH ASSETS BETWEEN $100 MILLION - $300 MILLION

ADDITIONAL CRITERIA:
LTM CORE ROAE FROM 2.0% TO 8.0%

FINANCIAL PERFORMANCE

                                                          MRQ        MRQ      LTM    LTM   LTM      LTM       MRQ
                                                         TOTAL   TG EQUITY/ CORE EPS CORE  CORE  EFFICIENCY   NPAS/
                                                         ASSETS  TG ASSETS   GROWTH  ROAA  ROAE    RATIO     ASSETS
         COMPANY NAME                   CITY        ST   ($000)     (%)        (%)    (%)   (%)     (%)        (%)
---------------------------------  ---------------- --  -------- ---------- -------- ----  ----  ----------  ------
 1 Commercial Bancshares Inc.      Upper Sandusky   OH  $291,792      7.30%    13.0% 0.49% 6.49%     74.11%    0.48%

 2 HFB Financial Corp.             Middlesboro      KY  $278,201      8.56%      NA  0.68% 7.86%     70.07%    0.70%

 3 Pavilion Bancorp Inc.           Adrian           MI  $273,977     11.61%   -39.5% 0.62% 6.52%     78.51%    0.75%

 4 FCB Bancorp Inc                 Louisville       KY  $233,458      9.81%      NA  0.45% 4.43%     76.59%    1.42%

 5 Bremen Bancorp                  Saint Louis      MO  $214,169      8.60%      NA  0.48% 5.48%     69.07%    2.38%

 6 First Security Bancorp Inc.     Lexington        KY  $212,081      9.77%   477.9% 0.41% 4.40%     79.37%    1.50%

 7 Community Shores Bank Corp.     Muskegon         MI  $204,879      6.66%    32.1% 0.51% 7.49%     74.42%    0.31%

 8 Ohio Legacy Corp                Wooster          OH  $200,476      8.29%    76.7% 0.63% 7.00%     75.79%    0.58%

 9 Michigan Heritage Bancorp       Farmington Hills MI  $164,222      9.51%   -48.9% 0.38% 3.86%     78.41%    2.31%

10 FNB Inc.                        Dennison         OH  $157,740      9.62%   -26.0% 0.76% 7.63%     73.14%    0.06%

11 Ohio State Bancshares Inc.      Marion           OH  $145,235      7.10%    -5.4% 0.53% 5.93%     77.01%    0.77%

12 United Commerce Bancorp         Bloomington      IN  $126,764      7.61%   -45.6% 0.51% 6.11%     74.37%    0.43%

13 First Robinson Financial Corp.  Robinson         IL  $111,445     10.28%    -8.2% 0.83% 7.76%     69.37%    0.24%

14 Ridgestone Financial Services   Brookfield       WI  $109,488      7.60%   -36.9% 0.36% 4.26%     82.34%    0.35%

15 Washington Bancorp              Washington       IA  $106,557      8.76%      NA  0.35% 3.51%     85.32%      NA

                                            AVERAGE     $188,699      8.74%    35.4% 0.53% 5.92%     75.86%    0.88%
                                             MEDIAN     $200,476      8.60%    -8.2% 0.51% 6.11%     75.79%    0.64%

                                    25TH PERCENTILE     $136,000      7.61%   -38.2% 0.43% 4.42%     73.63%    0.37%
                                    75TH PERCENTILE     $223,814      9.70%    22.6% 0.63% 7.25%     78.46%    1.26%

  FC BANC CORP. (1)                                     $167,099      7.88%   -55.1% 0.27% 3.21%     90.01%    0.14%

(1) Financial performance based on core net income. Core EPS growth based on annualized year-to-date EPS versus prior year-to-date period.

STOCK PERFORMANCE

                                                              1 YEAR                  PRICE/  1 YEAR
                                                     06/30/05  PRICE  PRICE/  PRICE/   LTM    AVERAGE   MONTHLY
                                                     CLOSING  CHANGE   BOOK  TG BOOK CORE EPS MONTHLY   VOLUME
       COMPANY NAME                EXCHANGE   TICKER  PRICE     (%)    (%)     (%)     (X)    VOLUME   TO SHARES
---------------------------------  ---------- ------ -------- ------- ------ ------- -------- -------  ---------
 1 Commercial Bancshares Inc.      OTC BB     CMOH   $  27.25   4.8%   150%    150%     22.9    2,486    0.21%

 2 HFB Financial Corp.             Pink Sheet HFBA   $  20.00 -14.9%   104%    105%       NA    9,108    0.73%

 3 Pavilion Bancorp Inc.           OTC BB     PVLN   $  53.00  -1.9%   143%    143%     23.9    4,994    0.58%

 4 FCB Bancorp Inc                 Pink Sheet FCBE   $  20.00 -20.0%   136%    136%     31.7    9,086    0.59%

 5 Bremen Bancorp                  Pink Sheet BBIM   $ 113.00   7.1%    84%     85%       NA        -    0.00%

 6 First Security Bancorp Inc.     OTC BB     FSLK   $  15.80  -7.3%   119%    119%     28.7   10,054    0.64%

 7 Community Shores Bank Corp.     NASDAQ     CSHB   $  13.65   5.0%   143%    143%     20.1   64,328    4.49%

 8 Ohio Legacy Corp                NASDAQ     OLCB   $  10.74  -4.5%   133%    138%     20.3   17,314    0.81%

 9 Michigan Heritage Bancorp       OTC BB     MHBC   $  11.25  -7.8%   108%    108%     29.6   24,662    1.65%

10 FNB Inc.                        OTC BB     FIDS   $  33.00   9.1%   150%    150%     19.6      572    0.08%

11 Ohio State Bancshares Inc.      OTC BB     OHSB   $  89.00   8.5%   153%    165%     25.9      308    0.16%

12 United Commerce Bancorp         OTC BB     UCBN   $  12.75 -15.8%   128%    128%     22.0        -    0.00%

13 First Robinson Financial Corp.  OTC BB     FRFC   $  25.00   1.0%   116%    116%     15.1   14,454    2.73%

14 Ridgestone Financial Services   OTC BB     RFSV   $  14.25  16.8%   149%    149%     38.5   12,804    1.47%

15 Washington Bancorp              Pink Sheet WBIO   $  20.25   1.3%    92%    101%       NA      286    0.06%

                                               AVERAGE         -1.2%   127%    129%     24.9   11,364    0.95%
                                                MEDIAN          1.0%   133%    136%     23.4    9,086    0.59%

                                       25TH PERCENTILE         -7.6%   112%    112%     20.2      440    0.12%
                                       75TH PERCENTILE          6.1%   146%    146%     28.9   13,629    1.14%

                                                          Austin Associates, LLC

TABLE 4.3

SELECTIVE PUBLICLY TRADED BANKS IN THE NATION

WITH ASSETS BETWEEN $125 MILLION - $200 MILLION

ADDITIONAL CRITERIA:
LTM CORE ROAE FROM 2.0% TO 8.0%

FINANCIAL PERFORMANCE

                                                             MRQ       MRQ       LTM     LTM   LTM      LTM       MRQ
                                                            TOTAL   TG EQUITY/ CORE EPS  CORE  CORE  EFFICIENCY   NPAS/
                                                            ASSETS  TG ASSETS   GROWTH   ROAA  ROAE    RATIO     ASSETS
       COMPANY NAME                       CITY         ST   ($000)     (%)        (%)    (%)    (%)     (%)        (%)
---------------------------------  ------------------- --  -------- ---------- -------- ------ ----  ----------  ------
 1 Somerset Hills Bancorp          Bernardsville       NJ  $193,196   11.44%     -5.5%   0.76% 6.14%   81.25%     0.00%

 2 Peoples Ltd.                    Wyalusing           PA  $173,185    9.93%       NA    0.68% 6.56%   63.92%     0.88%

 3 Idaho Bancorp                   Boise               ID  $173,104    7.29%    142.7%   0.56% 7.71%   78.95%     0.15%

 4 Village Bank & Trust Finl Corp  Midlothian          VA  $170,234    8.63%    411.3%   0.76% 7.84%   78.38%     1.00%

 5 First Capital Bank              Glen Allen          VA  $164,893    7.91%    217.8%   0.48% 6.77%   71.99%     0.00%

 6 Michigan Heritage Bancorp       Farmington Hills    MI  $164,222    9.51%    -48.9%   0.38% 3.86%   78.41%     2.31%

 7 Liberty Bancorp                 South San Francisco CA  $161,522    7.99%       NA    0.65% 7.43%   74.63%     0.02%

 8 Delaware Bancshares Inc.        Walton              NY  $159,845   13.66%    -13.4%   1.07% 7.72%   59.36%     0.15%

 9 Scottish Bank                   Charlotte           NC  $159,057    7.85%      9.7%   0.55% 6.56%   75.97%     0.54%

10 FNB Inc.                        Dennison            OH  $157,740    9.62%    -26.0%   0.76% 7.63%   73.14%     0.06%

11 Little Bank Incorporated        Kinston             NC  $156,702   10.77%     69.2%   0.82% 7.08%   59.90%     0.59%

12 Advantage Bank                  Branchburg          NJ  $154,995    8.78%     13.1%   0.59% 6.49%   73.62%     1.10%

13 Cornerstone Bank                Moorestown          NJ  $154,091    9.45%     14.7%   0.48% 4.08%   74.68%     0.71%

14 Fleetwood Bank Corp.            Fleetwood           PA  $153,796   10.11%       NA    0.67% 6.59%   77.36%     0.26%

15 Cherokee Banking Co.            Canton              GA  $152,816    9.01%     16.8%   0.51% 5.57%   77.66%     0.00%

16 1st Colonial Bancorp            Collingswood        NJ  $150,316   11.57%    -12.4%   0.51% 4.22%   69.52%     0.02%

17 CN Bancorp Inc.                 Glen Burnie         MD  $145,668   10.87%     37.8%   0.50% 4.41%   78.81%     0.04%

18 Ohio State Bancshares Inc.      Marion              OH  $145,235    7.10%     -5.4%   0.53% 5.93%   77.01%     0.77%

19 Cardinal State Bank             Durham              NC  $142,221   13.04%       NA    0.43% 3.16%   81.78%     0.14%

20 Bank of Oak Ridge               Oak Ridge           NC  $139,381   10.35%       NA    0.32% 2.66%   84.28%     0.72%

21 SterlingSouth B&TC              Greensboro          NC  $136,262    8.71%       NA    0.51% 5.07%   74.50%     0.06%

22 Professional Bus. Bank          Pasadena            CA  $135,933   10.87%       NA    0.74% 7.12%   80.04%     0.00%

23 Brunswick Bancorp               New Brunswick       NJ  $134,314   24.72%    -19.1%   1.19% 4.74%   65.76%     0.64%

24 First Valley Bancorp, Inc.      Bristol             CT  $132,900    6.90%    145.5%   0.52% 7.18%   70.40%     0.34%

25 Old Line Bancshares Inc         Waldorf             MD  $131,290   10.32%     61.9%   0.80% 6.49%   64.46%     0.00%

26 Weststar Financial Svcs Corp    Asheville           NC  $128,862    7.54%     12.1%   0.49% 6.28%   68.26%     2.30%

27 United Commerce Bancorp         Bloomington         IN  $126,764    7.61%    -45.6%   0.51% 6.11%   74.37%     0.43%

                                              AVERAGE      $151,798   10.06%     48.8%   0.62% 5.98%   73.64%     0.49%
                                               MEDIAN      $153,796    9.51%     12.6%   0.55% 6.49%   74.63%     0.26%

                                      25TH PERCENTILE      $137,822    7.95%    -12.7%   0.51% 4.91%   69.96%     0.03%
                                      75TH PERCENTILE      $160,684   10.82%     63.7%   0.75% 7.10%   78.40%     0.72%

   FC BANC CORP. (1)                                       $167,099    7.88%    -55.1%   0.27% 3.21%   90.01%     0.14%

(1) Financial performance based on core net income. Core EPS growth based on annualized year-to-date EPS versus prior year-to-date period.

STOCK PERFORMANCE

                                                               1-YEAR                    PRICE/   1-YEAR
                                                      06/30/05 PRICE   PRICE/   PRICE/    LTM     AVERAGE   MONTHLY
                                                       CLOSING CHANGE   BOOK   TG BOOK  CORE EPS  MONTHLY   VOLUME
          COMPANY NAME              EXCHANGE  TICKER    PRICE   (%)     (%)      (%)      (X)     VOLUME   TO SHARES
---------------------------------  ---------- ------  -------- ------  ------  -------  --------  -------  ---------
 1 Somerset Hills Bancorp          NASDAQ     SOMH    $ 11.64     0.6%   161%    170%     31.5     94,798     2.96%

 2 Peoples Ltd.                    OTC BB     PPLL    $ 38.40    -4.0%    91%     92%       NA          -     0.00%

 3 Idaho Bancorp                   OTC BB     IDBC    $ 16.75    28.8%   230%    230%     32.2          -     0.00%

 4 Village Bank & Trust Finl Corp  NASDAQ     VBFC    $ 12.74     2.7%   147%    154%     21.6     24,134     1.36%

 5 First Capital Bank              OTC BB     FCRV    $ 20.10    16.5%   184%    184%     31.4      2,486     0.21%

 6 Michigan Heritage Bancorp       OTC BB     MHBC    $ 11.25    -7.8%   108%    108%     29.6     24,662     1.65%

 7 Liberty Bancorp                 OTC BB     LIBC    $ 22.00     2.3%   131%    131%     18.5          -     0.00%

 8 Delaware Bancshares Inc.        Pink Sheet DBAI    $ 32.40    -4.7%   147%    147%     19.1        462     0.05%

 9 Scottish Bank                   OTC BB     SHKL    $ 15.90    -2.8%   113%    113%     18.1      3,982     0.45%

10 FNB Inc.                        OTC BB     FIDS    $ 33.00     9.1%   150%    150%     19.6        572     0.08%

11 Little Bank Incorporated        OTC BB     LTLB    $ 15.10    17.4%   154%    154%     22.9      1,452     0.08%

12 Advantage Bank                  OTC BB     ADBK    $ 13.35    -3.3%   177%    177%     30.3     17,446     0.97%

13 Cornerstone Bank                OTC BB     CBKJ    $ 14.25    23.9%   142%    142%     36.5     15,334     1.05%

14 Fleetwood Bank Corp.            Pink Sheet FLEW    $ 87.00    27.9%   149%    149%       NA        594     0.22%

15 Cherokee Banking Co.            OTC BB     CHKJ    $ 15.50     0.0%   140%    140%     28.2      4,004     0.32%

16 1st Colonial Bancorp            OTC BB     FCOB    $  9.80     3.9%   133%    133%     32.7    134,618     5.69%

17 CN Bancorp Inc.                 OTC BB     CNBE    $ 16.00     8.5%   141%    141%     34.0     27,588     1.97%

18 Ohio State Bancshares Inc.      OTC BB     OHSB    $ 89.00     8.5%   153%    165%     25.9        308     0.16%

19 Cardinal State Bank             NASDAQ     CSNC    $ 12.25    11.4%   149%    149%     49.0     40,942     1.81%

20 Bank of Oak Ridge               NASDAQ     BKOR    $  9.99    -6.7%   124%    124%     45.4     16,742     0.94%

21 SterlingSouth B&TC              OTC BB     SSBT    $ 12.98      NA    139%    139%     28.2      5,060     0.40%

22 Professional Bus. Bank          OTC BB     PBBK    $ 17.50    16.7%   213%    213%       NA     10,868     0.60%

23 Brunswick Bancorp               AMEX       BRB     $ 12.65    -6.6%    97%     97%     23.0     19,316     0.76%

24 First Valley Bancorp, Inc.      OTC BB     FVLY    $ 18.00    72.2%   211%    211%     31.0        374     0.03%

25 Old Line Bancshares Inc         NASDAQ     OLBK    $  9.80    18.8%   155%    155%     24.5    317,130    14.81%

26 Weststar Financial Svcs Corp    OTC BB     WFSC    $ 10.50    20.0%   151%    151%     25.6     11,462     0.82%

27 United Commerce Bancorp         OTC BB     UCBN    $ 12.75   -15.8%   128%    128%     22.0          -     0.00%

                                                  AVERAGE         9.1%   149%    150%     28.4     28,679     1.39%
                                                   MEDIAN         6.2%   147%    149%     28.2      5,060     0.45%

                                          25TH PERCENTILE        -3.2%   132%    132%     22.7        517     0.08%
                                          75TH PERCENTILE        17.2%   155%    160%     31.6     21,725     1.21%

                                                          Austin Associates, LLC

TABLE 4.4
GUIDELINE TRANSACTIONS
BASED ON MINORITY SHARE LEVEL

                                                                 SELECTED
PRICE/TANGIBLE BOOK VALUATION                                    MULTIPLE              RESULTS
-----------------------------                                    --------              -------
FC Banc Corp. Tangible Book Value  (06/30/05)                                          $ 22.75
Guideline Price/Tangible Book                                       130%

                                                                                       -------
INDICATION OF VALUE--PRICE/TANGIBLE BOOK APPROACH                                      $ 29.58
                                                                                       -------

                                                                 SELECTED
PRICE/EARNINGS VALUATION                                         MULTIPLE              RESULTS
------------------------                                         --------              -------
FC Banc Corp. LTM EPS (06/30/05)                                                       $  0.73
Guideline Price/Earnings                                           30.0

                                                                                       -------
INDICATION OF VALUE--PRICE/EARNINGS APPROACH                                           $ 21.90
                                                                                       -------

                                                          Austin Associates, LLC

TABLE 5.1
NATIONAL BANK SUMMARY STATISTICS
SALE OF CONTROL PRICING AS OF 06/30/04 - 06/30/05*

                                  TOTAL       TANGIBLE                  AVERAGE  AVERAGE
                                 ASSETS        EQUITY/    YTD     YTD    PRICE/   PRICE/   PRICE/
DEALS BY SELLER'S ASSETS   #     ($000)        ASSETS    ROAA    ROAE     BOOK   TG BOOK  LTM EPS
------------------------  ---  -----------    --------   -----  ------  -------  -------  -------
> 5.0 Billion              3   $22,308,088      6.23%    1.36%  13.74%    223%     325%    17.8
1-5 Billion                8   $ 1,461,661      7.25%    1.01%  12.38%    269%     306%    25.1
500 Million - 1 Billion   13   $   644,693      7.17%    0.94%  11.49%    267%     289%    23.4
300 - 500 Million         15   $   379,445      8.52%    0.99%  10.87%    270%     280%    24.5
100 - 300 Million         72   $   153,982      8.51%    0.88%   9.73%    238%     240%    22.5
< 100 Million             82   $    49,638      9.21%    0.67%   6.51%    183%     190%    19.7

DEALS BY SELLER'S ROAE
> 15%                     18   $   173,816      7.66%    1.45%  18.95%    305%     312%    18.3
10% - 15%                 69   $   150,883      8.06%    1.03%  11.92%    243%     256%    21.4
5% - 10%                  52   $   142,091      8.79%    0.73%   7.82%    219%     230%    25.9
< 5%                      53   $    68,678      9.24%    0.08%   0.84%    171%     176%    40.3

DEALS BY REGION
Mid Atlantic              14   $   422,018      8.06%    0.77%  10.19%    253%     261%    24.2
Midwest                   60   $    72,098      8.82%    0.68%   7.01%    182%     195%    19.7
New England                6   $   219,662      8.49%    0.99%  11.65%    227%     276%    18.4
Southeast                 56   $   129,271      8.62%    0.80%   9.10%    241%     243%    26.9
Southwest                 29   $   113,300      7.68%    0.82%   9.02%    232%     251%    25.9
West                      30   $   125,653      9.24%    1.03%  12.12%    243%     244%    20.0

                           DEAL PRICE TO TANGIBLE BOOK
                             BASED ON SELLER'S ROAE

                                   [BAR GRAPH]

<5%            176%
 5% -10%       230%
10% -15%       256%
>15%           312%

                              DEAL PRICE TO LTM EPS
                             BASED ON SELLER'S ROAE

                                   [BAR GRAPH]

<5%            40.3
 5% -10%       25.9
10% -15%       21.4
>15%           18.3

*Based on median statistics unless noted and excludes terminated deals and S-Corporation selling companies have been adjusted to C-Corporation status (including pricing multiples) using 35% tax rate.

                                                          Austin Associates, LLC

TABLE 5.2
SELECTIVE BANK SALE TRANSACTIONS IN THE MIDWEST
ANNOUNCED FROM 01/01/2003 - 06/30/2005

CRITERIA:
Assets between $100 Million - $500 Million
ROAE from 0.0% - 10.0%
Complete Pricing Information Available
Excludes Terminated Deals

                                                                            SELLER FINANCIAL STATISTICS
                                                                   ----------------------------------------
                                                                             TANGIBLE
                                                                      TOTAL   EQUITY/
                                                                     ASSETS  TANGIBLE   YTD    YTD    NPAs/
                BUYER                       SELLER             ST    ($000)   ASSETS   ROAA   ROAE   ASSETS
     ---------------------------  --------------------------  ---  --------  --------  -----  -----  ------
 1   Western Illinois Bancshares  Midwest Bank of Western IL  IL   $274,115     7.45%  0.49%  6.05%   0.32%

 2   Firstbank Corp               Keystone Financial Corp     MI   $142,383     8.76%  0.61%  7.09%   0.11%

 3   Horizon Bancorp              Alliance Financial Corp     MI   $146,284     7.70%  0.40%  4.98%   0.44%

 4   Sky Financial Group          Belmont Bancorp             OH   $296,728    10.68%  0.89%  8.13%   0.63%

 5   First Defiance Fncl          Combanc Inc                 OH   $208,813    10.87%  0.68%  6.21%     NA

 6   Sun Financial Corp           Citizens Home Bank          MO   $116,647    11.58%  0.54%  4.72%   0.64%

 7   Wintrust Financial Corp      Town Bankshares Ltd         WI   $216,616     7.81%  0.75%  8.83%   2.01%

 8   Lincoln Bancorp              First Shares Bancorp        IN   $175,788     5.12%  0.44%  8.50%   0.66%

 9   Harrodsburg First Fin Bnrp   Independence Bancorp        IN   $102,749    10.52%  1.05%  9.72%   0.48%

10   MidCountry Financial Corp    ComBank Inc                 IL   $140,225     7.37%  0.36%  4.75%   2.27%

11   MainSource Financial Group   Peoples Financial Corp      IN   $120,251    10.00%  0.18%  1.73%   1.53%

12   Fentura Financial            West Michigan Fncl Corp     MI   $123,758     7.82%  0.25%  3.09%   1.38%

13   Sky Financial Group          GLB Bancorp                 OH   $207,407    14.26%  0.72%  4.89%   0.46%

14   Wintrust Financial Corp      Advantage Natl Bancorp      IL   $104,333     9.00%  0.54%  6.07%   0.00%

15   Citizens First Bancorp       Metro Bancorp, Inc.         MI   $146,842    10.90%  1.04%  9.59%   0.93%

                                                AVERAGE            $168,196     9.32%  0.60%  6.29%   0.85%

                                            25TH PERCENTILE        $122,005     7.76%  0.42%  4.82%   0.45%

                                                 MEDIAN            $146,284     9.00%  0.54%  6.07%   0.64%

                                            75TH PERCENTILE        $208,110    10.78%  0.74%  8.32%   1.27%

     FC BANC CORP. (1)                                             $167,099     7.88%  0.27%  3.21%   0.14%

                                                                       DEAL STATISTICS              DEAL VALUATION
                                                                   -----------------------   ----------------------------
                                                                              DEAL   STOCK    PRICE/    PRICE/     PREM
                                                                   ANNOUNCE  VALUE    OR     TANGIBLE    LTM     TO CORE
                BUYER                       SELLER             ST    DATE    ($MIL)  CASH      BOOK    EARNINGS  DEPOSITS
     ---------------------------  --------------------------  ---  --------  ------  -----   --------  --------  --------
 1   Western Illinois Bancshares  Midwest Bank of Western IL  IL   05/31/05  $ 30.0   Cash     181%      20.4     10.1%

 2   Firstbank Corp               Keystone Financial Corp     MI   05/12/05  $ 26.6  Mixed     232%      33.6     17.7%

 3   Horizon Bancorp              Alliance Financial Corp     MI   02/24/05  $ 13.1   Cash     184%      37.9      4.7%

 4   Sky Financial Group          Belmont Bancorp             OH   12/21/04  $ 68.9  Mixed     215%      27.9     17.4%

 5   First Defiance Fncl          Combanc Inc                 OH   08/04/04  $ 38.0  Mixed     168%        NA      9.8%

 6   Sun Financial Corp           Citizens Home Bank          MO   06/18/04  $  9.2   Cash     115%      20.0      1.4%

 7   Wintrust Financial Corp      Town Bankshares Ltd         WI   06/14/04  $ 41.4  Mixed     245%      29.2     20.0%

 8   Lincoln Bancorp              First Shares Bancorp        IN   03/10/04  $ 37.3  Mixed     255%      47.7     23.5%

 9   Harrodsburg First Fin Bnrp   Independence Bancorp        IN   01/22/04  $ 17.1  Stock     295%      27.1     22.2%

10   MidCountry Financial Corp    ComBank Inc                 IL   12/22/03  $ 13.1  Mixed     169%      24.3      4.7%

11   MainSource Financial Group   Peoples Financial Corp      IN   12/16/03  $ 13.3  Mixed     157%        NA      5.4%

12   Fentura Financial            West Michigan Fncl Corp     MI   10/14/03  $ 12.9   Cash     240%        NA      8.1%

13   Sky Financial Group          GLB Bancorp                 OH   07/16/03  $ 39.8  Stock     133%      33.5      6.5%

14   Wintrust Financial Corp      Advantage Natl Bancorp      IL   07/02/03  $ 21.5  Stock     229%        NA     15.8%

15   Citizens First Bancorp       Metro Bancorp, Inc.         MI   05/21/03  $ 30.0   Cash     181%      20.2     11.4%

                                                AVERAGE                                        200%      29.3     11.9%

                                            25TH PERCENTILE                                    168%      22.4      5.9%

                                                 MEDIAN                                        184%      27.9     10.1%

                                            75TH PERCENTILE                                    236%      33.6     17.5%

     FC BANC CORP. (1)

(1) Performance based on core net income.

Note: S-Corporation selling companies have been adjusted to C-Corporation status
     (including pricing multiples). Assumes 35% tax rate.

Source: All data from SNL Financial, LLC.

                                                          Austin Associates, LLC

TABLE 5.3
SELECTIVE BANK SALE TRANSACTIONS IN THE NATION
ANNOUNCED FROM 01/01/2004 - 06/30/2005

CRITERIA:
Assets between $100 Million - $500 Million
ROAE from 0.0% to 8.0%
Complete Pricing Information Available
Excludes Terminated Deals

                                                                            SELLER FINANCIAL STATISTICS
                                                                      ----------------------------------------
                                                                                TANGIBLE
                                                                        TOTAL    EQUITY/
                                                                       ASSETS   TANGIBLE   YTD    YTD   NPAs/
                BUYER                        SELLER              ST    ($000)    ASSETS    ROAA   ROAE  ASSETS
     ---------------------------  -----------------------------  ---  --------  --------  -----  -----  ------
 1   Capital Bank Corp.           1st State Bancorp              NC   $372,753   17.37%   0.93%  5.26%   0.75%

 2   South Georgia Bank Hldg Co   Community National Bancorp     GA   $134,818   13.15%   0.57%  4.36%   2.01%

 3   Millennium Bankshares Corp   Albemarle First Bank           VA   $123,724    8.35%   0.10%  1.20%   2.02%

 4   Western Illinois Bancshares  Midwest Bank of Western IL     IL   $274,115    7.45%   0.49%  6.05%   0.32%

 5   Citizens South Banking Corp  Trinity Bank                   NC   $150,745    8.73%   0.61%  6.98%   1.05%

 6   Firstbank Corp               Keystone Financial Corp        MI   $142,383    8.76%   0.61%  7.09%   0.11%

 7   First Horizon National Corp  West Metro Fncl Services       GA   $113,865   10.10%   0.54%  4.58%   0.00%

 8   First Busey Corp             Tarpon Coast Bancorp           FL   $145,633    7.20%   0.49%  6.27%   0.10%

 9   Horizon Bancorp              Alliance Financial Corp        MI   $146,284    7.70%   0.40%  4.98%   0.44%

10   Hudson Valley Holding Corp   New York National Bank         NY   $138,565    6.11%   0.05%  0.84%   0.74%

11   BOK Financial Corp.          Valley Commerce Bancorp        AZ   $152,286    7.78%   0.54%  6.59%   0.08%

12   Franklin Bank Corp           First National Bank of Athens  TX   $215,699   12.36%   0.47%  3.71%   0.06%

13   Investor group               BankTennessee                  TN   $191,154    7.45%   0.02%  0.22%   4.85%

14   First Financial Bankshares   Clyde Financial Corp           TX   $113,300   11.20%   0.81%  7.37%   0.90%

15   CVB Financial Corp.          Granite State Bank             CA   $108,716    9.06%   0.73%  7.91%   0.06%

16   GB&T Bancshares              FNBG Bancshares                GA   $103,327    7.79%   0.65%  7.96%   0.81%

17   First Defiance Fncl          Combanc Inc.                   OH   $208,813   10.87%   0.68%  6.21%     NA

18   Liberty Bancshares           Arkansas State Bancshares      AR   $167,019   15.72%   0.48%  3.06%   2.39%

19   Sun Financial Corp           Citizens Home Bank             MO   $116,647   11.58%   0.54%  4.72%   0.64%

20   F.N.B. Corp.                 Slippery Rock Financial Corp   PA   $335,030    9.07%   0.72%  7.69%   1.06%

21   Texas United Bancshares      GNB Bancshares Inc.            TX   $229,310    8.19%   0.46%  5.33%   0.25%

22   Peoples Holding Co           Renasant Bancshares            TN   $213,535    7.95%   0.57%  7.47%   0.33%

23   Citizens Banking Corp        American Banking Corp          FL   $116,697    8.58%   0.34%  3.96%   0.01%

                                                   AVERAGE            $174,540    9.67%   0.51%  5.21%   0.86%

                                               25TH PERCENTILE        $120,211    7.79%   0.46%  4.16%   0.10%

                                                    MEDIAN            $146,284    8.73%   0.54%  5.33%   0.54%

                                               75TH PERCENTILE        $211,174   11.04%   0.63%  7.04%   1.01%

     FC BANC CORP. (1)                                                $167,099    7.88%   0.27%  3.21%   0.14%

                                                                           DEAL STATISTICS                 DEAL VALUATION
                                                                       -----------------------   ----------------------------------
                                                                                  DEAL   STOCK     PRICE/       PRICE/      PREM
                                                                       ANNOUNCE   VALUE   OR      TANGIBLE       LTM       TO CORE
                BUYER                        SELLER              ST      DATE    ($MIL)  CASH       BOOK       EARNINGS    DEPOSITS
     ---------------------------  -----------------------------  ---   --------  ------  -----   ----------    --------    --------
 1   Capital Bank Corp.           1st State Bancorp              NC    06/29/05  $114.6  Mixed       167%        31.2        24.0%

 2   South Georgia Bank Hldg Co   Community National Bancorp     GA    06/16/05  $ 29.5   Cash       166%        60.7        12.9%

 3   Millennium Bankshares Corp   Albemarle First Bank           VA    06/09/05  $ 27.2  Mixed       245%          NA        19.5%

 4   Western Illinois Bancshares  Midwest Bank of Western IL     IL    05/31/05  $ 30.0   Cash       181%        20.4        10.1%

 5   Citizens South Banking Corp  Trinity Bank                   NC    05/25/05  $ 35.4  Mixed       254%        46.7        23.1%

 6   Firstbank Corp               Keystone Financial Corp        MI    05/12/05  $ 26.6  Mixed       232%        33.6        17.7%

 7   First Horizon National Corp  West Metro Fncl Services       GA    03/15/05  $ 32.0  Mixed       276%        54.5        32.6%

 8   First Busey Corp             Tarpon Coast Bancorp           FL    02/24/05  $ 38.8  Mixed       304%        50.9        23.6%

 9   Horizon Bancorp              Alliance Financial Corp        MI    02/24/05  $ 13.1   Cash       184%        37.9         4.7%

10   Hudson Valley Holding Corp   New York National Bank         NY    12/23/04  $ 13.4  Mixed       158%          NA         5.4%

11   BOK Financial Corp.          Valley Commerce Bancorp        AZ    12/20/04  $ 32.0   Cash       268%        25.9        19.1%

12   Franklin Bank Corp           First National Bank of Athens  TX    12/20/04  $ 58.3  Mixed       220%        42.7        18.9%

13   Investor group               BankTennessee                  TN    11/22/04  $ 17.5              123%          NA         2.8%

14   First Financial Bankshares   Clyde Financial Corp           TX    10/25/04  $ 25.4   Cash       188%        42.5        14.8%

15   CVB Financial Corp.          Granite State Bank             CA    10/21/04  $ 26.7  Mixed       271%        37.7        20.0%

16   GB&T Bancshares              FNBG Bancshares                GA    10/01/04  $ 26.5  Mixed       345%        35.6        22.7%

17   First Defiance Fncl          Combanc Inc.                   OH    08/04/04  $ 38.0  Mixed       168%          NA         9.8%

18   Liberty Bancshares           Arkansas State Bancshares      AR    06/25/04  $ 31.7   Cash       152%        54.1        12.2%

19   Sun Financial Corp           Citizens Home Bank             MO    06/18/04  $  9.2   Cash       115%        20.0         1.4%

20   F.N.B. Corp.                 Slippery Rock Financial Corp   PA    05/05/04  $ 77.9  Mixed       250%        32.9        19.6%

21   Texas United Bancshares      GNB Bancshares Inc.            TX    04/29/04  $ 44.7  Mixed       238%        44.8        15.6%

22   Peoples Holding Co           Renasant Bancshares            TN    02/17/04  $ 56.8  Mixed       335%        47.1        29.8%

23   Citizens Banking Corp        American Banking Corp          FL    01/09/04  $ 20.0   Cash       218%        37.3        14.0%

                                                   AVERAGE                                           220%        39.8        16.3%

                                               25TH PERCENTILE                                       167%        33.3        11.2%

                                                    MEDIAN                                           220%        37.9        17.7%

                                               75TH PERCENTILE                                       261%        46.9        21.4%

     FC BANC CORP. (1)

(1) Performance based on core net income.

Note: S-Corporation selling companies have been adjusted to C-Corporation status
      (including pricing multiples). Assumes 35% tax rate.

Source: All data from SNL Financial, LLC.

                                                          Austin Associates, LLC

TABLE 5.4
CONTROL PREMIUMS
ALL BANK DEALS (PUBLICLY TRADED BANKS)

                                                        BEFORE ANNOUNCEMENT
                                                        -------------------
                                                        1 MONTH    3 MONTHS
                                                        -------    --------
YTD THROUGH 06/30/2005 (18 DEALS)
         Average                                         38.6%       35.7%
         Median                                          29.9%       30.6%

2004 (49 DEALS)
        Average                                          37.9%       39.4%
        Median                                           28.1%       26.8%

2003 (47 DEALS)
        Average                                          45.5%       55.2%
        Median                                           37.8%       48.6%

2002 (29 DEALS)
        Average                                          55.2%       55.7%
        Median                                           30.0%       39.7%

2001 (46 DEALS)
        Average                                          54.0%       57.2%
        Median                                           42.1%       52.4%

2000 (52 DEALS)
        Average                                          42.9%       41.2%
        Median                                           34.8%       39.6%

         SELECTED CONTROL PREMIUM                                    40.0%
         IMPLIED MINORITY SHARE DISCOUNT (1)                         28.6%

(1) Minority share discount equals (1-(1/1.40)) = 28.6%

Source: SNL Financial

                                                          Austin Associates, LLC

TABLE 5.5
GUIDELINE TRANSACTIONS
BASED ON SALE OF CONTROL WITH MINORITY SHARE DISCOUNT

                                                                   SELECTED
PRICE/TANGIBLE BOOK VALUATION                                      MULTIPLE       RESULTS
-----------------------------                                      --------       -------

            FC Banc Corp. Tangible Book Value  (06/30/05)                         $ 22.75
            Guideline Price/Tangible Book                            165%
            Price/Tangible Book Sale Value                                        $ 37.54
            Minority Share Discount                                                  28.6%
                                                                                  -------
            INDICATION OF VALUE--PRICE/TANGIBLE BOOK APPROACH                     $ 26.81
                                                                                  -------

PRICE/EARNINGS VALUATION
            FC Banc Corp. LTM EPS (06/30/05)                                      $  0.73
            Guideline Price/Earnings                                 40.0
            Price/Earnings Sale Value                                             $ 29.20
            Minority Share Discount                                                  28.6%
                                                                                  -------
            INDICATION OF VALUE--PRICE/EARNINGS APPROACH                          $ 20.86
                                                                                  -------

                                                          Austin Associates, LLC

TABLE 6.1
VALUATION OF
FC BANC CORP.
SUMMARY PRESENTATION

                                                                 INDICATION OF
             VALUATION TECHNIQUE :                              VALUE PER SHARE              %
-----------------------------------------------        ---------------------------------
                                                               3/31/05           6/30/05   CHANGE
DISCOUNTED CASH FLOW VALUE TECHNIQUE                   $         25.10   $         24.39    -2.8%

NET ASSET VALUE APPROACH                               $         27.82   $         28.39     2.0%

GUIDELINE TRANSACTIONS -
     MINORITY SHARE TRADING

     PRICE TO TANGIBLE BOOK VALUE                      $         28.94   $         29.58     2.2%

     PRICE TO EARNINGS MULTIPLE                        $         25.80   $         21.90   -15.1%

GUIDELINE TRANSACTIONS -
     CONTROL LEVEL VALUE WITH MINORITY DISCOUNT

     PRICE TO TANGIBLE BOOK VALUE (1)                  $         26.24   $         26.81     2.2%

     PRICE TO EARNINGS MULTIPLE (1)                    $         24.57   $         20.86   -15.1%

MARKET PRICE RANGE (MOST RECENT QUARTER)               $27.75 - $32.00   $27.80 - $29.05

INDICATION OF VALUE (MARKETABLE MINORITY INTEREST)   $ 28.00    $ 28.00
MARKETABILITY DISCOUNT                                     0%         0%
FAIR MARKET VALUE                                    $ 28.00    $ 28.00
PRICE TO BOOK VALUE                                      126%       123%
PRICE TO LTM STATED EPS                                 25.7       27.2
PRICE TO LTM CORE EPS                                   32.6       38.4

(1) Includes a 28.6% minority share discount.

INPUT VARIABLES:

SHARES OUTSTANDING                579,057
LTM DILUTED SHARES OUTSTANDING    581,394
LTM STATED NET INCOME            $    600
LTM CORE NET INCOME              $    423

BOOK VALUE PER SHARE   $   22.75
TANGIBLE BVPS          $   22.75
LTM STATED EPS         $    1.03
LTM CORE EPS           $    0.73

                                                          Austin Associates, LLC

'
TABLE 7.1
FC BANC CORP.                                6/30/05 PRO FORMA CAPITAL ANALYSIS
GOING-PRIVATE SCENARIOS ($000)

                                 SHARE LEVELS
                             LESS THAN 500 SHARES
REPURCHASE PRICE PER SHARE   $              29.12
             % REPURCHASED                  10.12%
   # OF SHARES REPURCHASED                 58,600
      TOTAL REPURCHASE (1)   $              1,781

                                         6/30/2005     GOING-PRIVATE 6/30/05
           ESTIMATED PRO FORMA             ACTUAL      PRO FORMA PERFORMANCE
--------------------------------------   ---------     ---------------------
Total Assets                             $ 167,245           $ 165,464
Average Assets                           $ 165,794           $ 164,013
Average Assets for Capital Purposes      $ 165,787           $ 164,006

Equity Capital                           $  13,172           $  11,391
Average Equity                           $  13,110           $  11,329
Estimated Annual Common Dividends        $     440           $     397
Dividend Payout Ratio                         73.3%               56.9%
FASB 115                                ($     200)         ($     200)
Intangible Assets or Disallowed Assets   $       7           $       7
Trust Preferred Securities               $       0           $       0
Tier 1 Capital                           $  13,365           $  11,584
LLR                                      $   1,026           $   1,026
Tier 2 Capital                           $   1,026           $   1,026
Risk-Based Assets                        $  98,711           $  98,355
TIER 1 LEVERAGE RATIO                         8.06%               7.06%
TIER 1 RISK-BASED RATIO                      13.54%              11.78%
TOTAL RISK-BASED RATIO                       14.58%              12.82%

(1) Includes estimated transaction costs of $75,000.

                                                          Austin Associates, LLC

TABLE 7.2
FC BANC CORP.
GOING-PRIVATE SCENARIOS ($000)

                                 SHARE LEVELS
                             LESS THAN 500 SHARES
REPURCHASE PRICE PER SHARE   $              29.12
             % REPURCHASED                  10.12%
   # OF SHARES REPURCHASED                 58,600
      TOTAL REPURCHASE (1)   $              1,781

                                                 6/30/2005         2005Y         GOING PRIVATE 2005Y
     ESTIMATED PRO FORMA                          ACTUAL           BUDGET        PRO FORMA PERFOMANCE
     -------------------                          ------           ------        --------------------
Total Assets                                     $ 167,245       $ 184,000            $ 182,219
Average Assets                                   $ 165,794       $ 175,623            $ 173,841
Average Assets for Capital Purposes              $ 165,787       $ 175,615            $ 173,834

Equity Capital                                   $  13,172       $  13,672            $  11,891
Average Equity                                   $  13,110       $  13,422            $  11,641
Estimated Annual Common Dividends                $     440       $     440            $     397
Dividend Payout Ratio                                 73.3%           44.0%                36.2%
FASB 115                                        ($     200)     ($     200)          ($     200)
Intangible Assets                                $       7       $       7            $       7
Trust Preferred Securities                       $       0       $       0            $       0
Tier 1 Capital                                   $  13,365       $  13,865            $  12,084
LLR                                              $   1,026       $   1,126            $   1,126
Tier 2 Capital                                   $   1,026       $   1,126            $   1,126
Risk-Based Assets                                $  98,711       $ 108,600            $ 108,244
TIER 1 LEVERAGE RATIO                                 8.06%           7.90%                6.95%
TIER 1 RISK-BASED RATIO                              13.54%          12.77%               11.16%
TOTAL RISK-BASED RATIO                               14.58%          13.80%               12.20%

Return on Average Assets                              0.36%           0.57%                0.63%
Annual Net Income/Estimated Net Income (2,3)     $     600       $   1,000            $   1,097
   % Change from Baseline                                                                  9.67%
RETURN ON AVERAGE EQUITY                              4.58%           7.45%                9.42%
Basis Point Change in ROAE                             197

Annual Earnings Per Share                        $    1.03       $    1.72            $    2.10
   % CHANGE FROM BASELINE                                                                 21.99%

Book Value Per Share                             $   22.75       $   23.61            $   22.85
   % Change from Baseline                                                                 -3.24%
   YEARS TO RECOVER BOOK DILUTION                                                           2.0

Annual Dividends Per Share                       $    0.76       $    0.76            $    0.76

Estimated Shares Outstanding (End)                 579,057         579,057              520,457
Estimated Average Shares (Diluted)                 580,511         580,511              521,911

ESTIMATED INTERNAL RATE OF RETURN                                                          15.1%

(1) Includes estimated transaction costs of $75,000.

(2) 2005 net income based on budgeted net income of $1.0 million adjusted for SEC/SOX cost savings of $200,000.

(3) Opportunity Cost on Repurchase estimated at 3.00% pre-tax.

                                                          Austin Associates, LLC

EXHIBIT A
FC BANC CORP.
ECONOMIC AND DEMOGRAPHIC DATA

                       2000          2005       % CHANGE      2010      % CHANGE
  POPULATION          CENSUS        CURRENT    2000-2005   PROJECTED   2005-2010
---------------     ----------     ----------  ---------   ----------  ---------
Bucyrus                 13,224         13,125    -0.7%         12,922    -1.5%
Cardington               1,849          1,917     3.7%          1,964     2.5%
Fredericktown            2,428          2,485     2.3%          2,593     4.3%

Crawford County         46,966         45,989    -2.1%         45,035    -2.1%
Holmes County           38,943         39,392     1.2%         39,591     0.5%
Knox County             54,500         58,009     6.4%         61,329     5.7%
Morrow County           31,628         32,754     3.6%         33,602     2.6%

State of Ohio       11,353,140     11,573,499     1.9%     11,858,562     2.5%

2005 AGE STRATIFICATION     14 & Under   15 - 34    35 - 54   55 +      Total
-----------------------     ----------   -------    -------   ----    ----------
Bucyrus                         20%        26%        27%      27%        13,125
Cardington                      23%        27%        29%      21%         1,917
Fredericktown                   21%        27%        28%      24%         2,485

Crawford County                 20%        25%        28%      27%        45,989
Holmes County                   30%        29%        23%      18%        39,392
Knox County                     19%        27%        29%      25%        58,009
Morrow County                   21%        25%        31%      24%        32,754

State of Ohio                   20%        27%        29%      24%    11,573,499

                      2000          2005      % CHANGE     2010     % CHANGE
  HOUSEHOLDS         CENSUS        CURRENT   2000-2005   PROJECTED  2005-2010
---------------     ---------     ---------  ---------   ---------  ---------
Bucyrus                 5,559         5,627     1.2%         5,597    -0.5%
Cardington                754           801     6.2%           830     3.6%
Fredericktown           1,021         1,063     4.1%         1,117     5.1%

Crawford County        18,957        18,958     0.0%        18,759    -1.0%
Holmes County          11,337        11,633     2.6%        11,760     1.1%
Knox County            19,975        21,581     8.0%        22,976     6.5%
Morrow County          11,499        12,164     5.8%        12,611     3.7%

State of Ohio       4,445,773     4,599,361     3.5%     4,749,161     3.3%

                                                          Austin Associates, LLC

EXHIBIT A (CON'T)
FC BANC CORP.
ECONOMIC AND DEMOGRAPHIC DATA

2005 HH INCOME STRATIFICATION                  $24k & Under      $25 - $50k         $50k +      Total
-----------------------------                  ------------      ----------         ------    ---------
Bucyrus                                            30%               35%              35%         5,627
Cardington                                         31%               28%              41%           801
Fredericktown                                      29%               29%              42%         1,063

Crawford County                                    27%               32%              40%        18,958
Holmes County                                      23%               36%              41%        11,633
Knox County                                        25%               30%              45%        21,581
Morrow County                                      21%               32%              47%        12,164

State of Ohio                                      23%               27%              49%     4,599,361

                     2000        2005     % CHANGE      2010        % CHANGE
AVERAGE HH INCOME   CENSUS      CURRENT   2000-2005   PROJECTED    2005-2010
-----------------   -------     -------   ---------   ---------    ---------
Bucyrus             $39,652     $47,897     20.8%     $  56,450      17.9%
Cardington          $36,313     $47,384     30.5%     $  56,280      18.8%
Fredericktown       $43,179     $51,572     19.4%     $  62,038      20.3%

Crawford County     $42,766     $50,707     18.6%     $  59,567      17.5%
Holmes County       $47,391     $57,987     22.4%     $  71,678      23.6%
Knox County         $47,325     $56,374     19.1%     $  67,590      19.9%
Morrow County       $48,145     $56,639     17.6%     $  66,782      17.9%

State of Ohio       $52,836     $64,566     22.2%     $  79,886      23.7%

                     2000        2005     % CHANGE      2010      % CHANGE
MEDIAN HH INCOME    CENSUS      CURRENT   2000-2005   PROJECTED   2005-2010
----------------    -------     -------   ---------   ---------   ---------
Bucyrus             $32,349     $38,281     18.3%     $  44,177     15.4%
Cardington          $30,464     $40,653     33.4%     $  46,636     14.7%
Fredericktown       $36,513     $42,272     15.8%     $  48,889     15.7%

Crawford County     $36,206     $41,829     15.5%     $  47,864     14.4%
Holmes County       $36,972     $42,493     14.9%     $  48,767     14.8%
Knox County         $38,921     $45,295     16.4%     $  52,392     15.7%
Morrow County       $40,978     $47,464     15.8%     $  54,307     14.4%

State of Ohio       $40,998     $49,340     20.3%     $  58,907     19.4%

                                                          Austin Associates, LLC

EXHIBIT A (CON'T)
FC BANC CORP.
ECONOMIC AND DEMOGRAPHIC DATA

                     2000        2005    % CHANGE       2010     % CHANGE
PER CAPITA INCOME   CENSUS      CURRENT  2000-2005    PROJECTED  2005-2010
-----------------   -------     -------  ---------    ---------  ---------
Bucyrus             $17,027     $20,737     21.8%     $  24,692    19.1%
Cardington          $14,057     $19,107     35.9%     $  23,025    20.5%
Fredericktown       $19,138     $21,861     14.2%     $  26,484    21.1%

Crawford County     $17,466     $21,077     20.7%     $  25,008    18.7%
Holmes County       $14,197     $17,429     22.8%     $  21,625    24.1%
Knox County         $17,695     $21,756     22.9%     $  26,139    20.1%
Morrow County       $17,830     $21,183     18.8%     $  25,224    19.1%

State of Ohio       $21,003     $26,001     23.8%     $  32,362    24.5%

                                                          Austin Associates, LLC

EXHIBIT B
FC BANC CORP.
DEPOSIT TREND ANALYSIS BY BRANCH

                                     [MAP]

                                                                                       JUN-99/
                                                                      DEPOSITS($000)    JUN-04      PERCENT OF
                                                          DATE      -----------------            -------------
     BRANCH ADDRESS           CITY        COUNTY   ST  ESTABLISHED   JUN-99   JUN-04    CAGR      CITY  COUNTY
------------------------  -------------  --------  --  -----------  -------  --------  ------    -----  ------
1 Washington Sq           Bucyrus        Crawford  OH   01/06/1908  $67,947  $ 68,360    0.1%      1.9%   1.0%
2 1605 Marion Rd          Bucyrus        Crawford  OH   09/17/1990  $ 5,181  $ 16,333   25.8%      0.5%   0.2%
3 103 E Main St           Cardington     Morrow    OH   01/26/1998  $10,207  $ 16,127    9.6%      7.0%   0.9%
4 240 W Sandusky St       Fredericktown  Knox      OH   05/25/2000       NA  $ 10,957     NA       1.8%   0.2%
5 233 N Sandusky Ave (1)  Bucyrus        Crawford  OH   09/28/1981  $     0        NA     NA        NA     NA
6 13210 State Rt 226 (2)  Big Prairie    Holmes    OH   01/01/1911  $15,563  $ 22,674    7.8%     10.0%   0.5%

                                                             TOTAL  $98,898  $134,451    6.3%

(1) Closed Office.

(2) Branch office of recently acquired Monitor Bank. ( )
Note: Only active
branches mapped.

                                                          Austin Associates, LLC

EXHIBIT C
FC BANC CORP.
DEPOSIT TREND ANALYSIS BY CITY

BIG PRAIRIE, OHIO

                                                                      JUN-99     JUN-04     JUN-03/   JUN-99/  JUN-04
                                                            TOTAL    DEPOSITS   DEPOSITS     JUN-04    JUN-04  MARKET
  TYPE      COMPANY NAME                  CITY         ST  BRANCHES   ($000)     ($000)    % CHANGE  C.A.G.R.   SHARE
  ----      ------------                  ----         --  --------  --------   --------   --------  --------  ------
1   BANK    FC BANC CORP.                BUCYRUS       OH     1      $ 15,563   $ 22,674     12.2%     7.8%    100.0%

                                                TOTAL         1      $ 15,563   $ 22,674     12.2%     7.8%      100%

BUCYRUS, OHIO

                                                                      JUN-99     JUN-04     JUN-03/   JUN-99/  JUN-04
                                                            TOTAL    DEPOSITS   DEPOSITS     JUN-04    JUN-04  MARKET
  TYPE              COMPANY NAME          CITY         ST  BRANCHES   ($000)     ($000)    % CHANGE  C.A.G.R.   SHARE
  ----              ------------          ----         --  --------  --------   --------   --------  --------  ------
1  Thrift   Peoples S&L Company          Bucyrus       OH     1      $ 74,385   $ 91,806      2.5%     4.3%     25.6%
2   BANK    FC BANC CORP.                BUCYRUS       OH     3      $ 73,128   $ 84,693      8.3%     3.0%     23.6%
3   Bank    Park National Corp.          Newark        OH     2      $ 56,839   $ 80,826      4.5%     7.3%     22.5%
4  Thrift   Community Investors Bancorp  Bucyrus       OH     3      $ 75,127   $ 78,225     -1.3%     0.8%     21.8%
5   Bank    FirstMerit Corp.             Akron         OH     1      $ 22,668   $ 23,615    -10.9%     0.8%      6.6%

                                                TOTAL         10     $302,147   $359,165      2.4%     3.5%      100%

CARDINGTON, OHIO

                                                                      JUN-99     JUN-04     JUN-03/   JUN-99/  JUN-04
                                                            TOTAL    DEPOSITS   DEPOSITS     JUN-04    JUN-04  MARKET
  TYPE              COMPANY NAME          CITY         ST  BRANCHES   ($000)     ($000)    % CHANGE  C.A.G.R.   SHARE
  ----              ------------          ----         --  --------  --------   --------   --------  --------  ------
1   BANK    FC BANC CORP.                Bucyrus       OH     1      $ 10,207   $ 16,127       4.1%      9.6%   69.9%
2  Thrift   First Federal Bank of Ohio   Galion        OH     1      $      0   $  6,940     -25.3%       NA    30.1%
3   Bank    JPMorgan Chase & Co.         New York      NY     1      $      0   $      0        NA        NA      NA

                                                TOTAL         3      $ 10,207   $ 23,067      -6.9%     17.7%    100%

FREDERICKTOWN, OHIO

                                                                       JUN-99     JUN-04    JUN-03/   JUN-99/  JUN-04
                                                            TOTAL    DEPOSITS   DEPOSITS     JUN-04    JUN-04  MARKET
  TYPE        COMPANY NAME                CITY         ST  BRANCHES   ($000)     ($000)    % CHANGE  C.A.G.R.   SHARE
  ----        ------------                ----         --  --------  --------   --------   --------  --------  ------
1   Bank    Park National Corp.          Newark        OH     1      $ 48,729   $ 50,914      0.7%      0.9%    82.3%
2   BANK    FC BANC CORP.                BUCYRUS       OH     1      $      0   $ 10,957     28.6%       NA     17.7%

                                                TOTAL         2      $ 48,729   $ 61,871      4.7%      4.9%     100%

Source: SNL Financial                                     Austin Associates, LLC

EXHIBIT D
FC BANC CORP.
DEPOSIT TREND ANALYSIS BY COUNTY

CRAWFORD COUNTY, OHIO

                                                                      JUN-99     JUN-04     JUN-03/   JUN-99/  JUN-04
                                                            TOTAL    DEPOSITS   DEPOSITS    JUN-04    JUN-04   MARKET
  TYPE              COMPANY NAME          CITY         ST  BRANCHES   ($000)     ($000)    % CHANGE  C.A.G.R.   SHARE
  ----              ------------          ----         --  --------  --------   --------   --------  --------  ------
1   Bank    Park National Corp.          Newark        OH     5      $123,195   $160,123      9.0%     5.4%     22.4%
2  Thrift   Peoples S&L Company          Bucyrus       OH     1      $ 74,385   $ 91,806      2.5%     4.3%     12.8%
3  Thrift   First Federal Bank of Ohio   Galion        OH     2      $ 83,714   $ 90,002     -6.2%     1.5%     12.6%
4  Thrift   Community Investors Bancorp  Bucyrus       OH     4      $ 82,282   $ 87,336     -0.8%     1.2%     12.2%
5   BANK    FC BANC CORP.                Bucyrus       OH     3      $ 73,128   $ 84,693      8.3%     3.0%     11.8%
6   Bank    First Citizens Banc Corp.    Sandusky      OH     5      $ 97,882   $ 77,322     -7.8%    -4.6%     10.8%
7   Bank    FirstMerit Corp.             Akron         OH     4      $ 69,833   $ 67,614     -9.5%    -0.6%      9.5%
8  Thrift   Galion B&L Bank              Galion        OH     2      $ 35,958   $ 48,592      0.9%     6.2%      6.8%
9   Bank    U.S. Bancorp                 Minneapolis   MN     1      $ 12,764   $  7,829     -9.4%    -9.3%      1.1%

                                                TOTAL        27      $653,141   $715,317      0.2%     1.8%      100%

HOLMES COUNTY, OHIO

                                                                      JUN-99     JUN-04     JUN-03/   JUN-99/  JUN-04
                                                            TOTAL    DEPOSITS   DEPOSITS    JUN-04    JUN-04   MARKET
  TYPE            COMPANY NAME            CITY         ST  BRANCHES   ($000)     ($000)    % CHANGE  C.A.G.R.   SHARE
  ----            ------------            ----         --  --------  --------   --------   --------  --------  ------
1   Bank    Killbuck Bancshares Inc.     Killbuck      OH     6      $176,746   $197,478     -4.8%      2.2%    40.6%
2   Bank    CSB Bancorp Inc.             Millersburg   OH     7      $214,205   $191,103      2.8%     -2.3%    39.3%
3  Thrift   Wayne Savings Bancshares     Wooster       OH     1      $ 23,642   $ 24,106     -4.6%      0.4%     5.0%
4   BANK    FC BANC CORP.                BUCYRUS       OH     1      $ 15,563   $ 22,674     12.2%      7.8%     4.7%
5   Bank    Park National Corp.          Newark        OH     2      $ 22,444   $ 20,315      4.9%     -2.0%     4.2%
6   Bank    Ohio Legacy Corp             Wooster       OH     1      $      0   $ 16,445     51.6%       NA      3.4%
7   Bank    National City Corp.          Cleveland     OH     2      $  5,739   $ 12,024      9.1%     15.9%     2.5%
8   Bank    FirstMerit Corp.             Akron         OH     1      $      0   $  1,998       NA        NA      0.4%

                                                TOTAL        21      $458,339   $486,143      1.3%      1.2%     100%

KNOX COUNTY, OHIO

                                                                         JUN-99     JUN-04    JUN-03/   JUN-99/   JUN-04
                                                               TOTAL    DEPOSITS   DEPOSITS    JUN-04    JUN-04   MARKET
  TYPE            COMPANY NAME               CITY         ST  BRANCHES   ($000)     ($000)    % CHANGE  C.A.G.R.   SHARE
  ----            ------------               ----         --  --------  --------   --------   --------  --------  ------
 1   Bank   Park National Corp.             Newark        OH     7      $290,449   $338,371     -2.5%      3.1%    52.7%
 2   Bank   FirstMerit Corp.                Akron         OH     2      $ 85,600   $ 68,585    -11.0%     -4.3%    10.7%
 3  Credit  CES Credit Union                Mount Vernon  OH     1      $ 50,808   $ 66,522     -1.0%      5.5%    10.4%
 4   Bank   National City Corp.             Cleveland     OH     2      $ 56,071   $ 63,733      1.4%      2.6%     9.9%
 5   Bank   Peoples Bkshrs of Gambier Inc.  Gambier       OH     2      $ 18,702   $ 34,895     13.2%     13.3%     5.4%
 6   Bank   Killbuck Bancshares Inc.        Killbuck      OH     2      $ 14,739   $ 30,381     10.2%     15.6%     4.7%
 7  Thrift  First FS&LA                     Centerburg    OH     1      $ 20,420   $ 21,611     -7.0%      1.1%     3.4%
 8   BANK   FC BANC CORP.                   BUCYRUS       OH     1      $      0   $ 10,957     28.6%       NA      1.7%
 9  Credit  Knox County Community CU        Mt. Vernon    OH     1      $  3,674   $  4,474      5.5%      4.0%     0.7%
10   Bank   Tonti Financial Corporation     Columbus      OH     1      $ 21,026   $  2,498    -17.3%    -34.7%     0.4%
11  Thrift  Home Loan Financial Corp.       Coshocton     OH     1      $      0   $      0       NA        NA       NA

                                                   TOTAL        21      $561,489   $642,027     -1.5%      2.7%     100%

Source: SNL Financial                                     Austin Associates, LLC

EXHIBIT D (CON'T)
FC BANC CORP.
DEPOSIT TREND ANALYSIS BY COUNTY

MORROW COUNTY, OHIO

                                                                      JUN-99      JUN-04    JUN-03/   JUN-99/  JUN-04
                                                            TOTAL    DEPOSITS   DEPOSITS     JUN-04    JUN-04  MARKET
  TYPE            COMPANY NAME            CITY         ST  BRANCHES   ($000)     ($000)    % CHANGE  C.A.G.R.   SHARE
  ----            ------------            ----         --  --------  --------   --------   --------  --------  ------
1   Bank    Park National Corp.          Newark        OH     2      $ 48,752   $ 51,688      2.5%     1.2%     30.3%
2   Bank    JPMorgan Chase & Co.         New York      NY     2      $ 42,815   $ 44,664     -1.4%     0.8%     26.2%
3  Thrift   First Federal Bank of Ohio   Galion        OH     2      $ 32,114   $ 41,217     -7.5%     5.1%     24.2%
4   BANK    FC BANC CORP.                BUCYRUS       OH     1      $ 10,207   $ 16,127      4.1%     9.6%      9.5%
5   Bank    U.S. Bancorp                 Minneapolis   MN     1      $ 11,993   $ 14,018      0.3%     3.2%      8.2%
6  Credit   Morrow County FCU            Mt. Gilead    OH     1      $  2,288   $  2,875     17.0%     4.7%      1.7%

                                                TOTAL         9      $148,169   $170,589     -1.0%     2.9%      100%

Source: SNL Financial                                     Austin Associates, LLC

EXHIBIT E
SUMMARY OF RESTRICTED STOCK STUDIES

                                                        YEARS COVERED      AVERAGE
                        STUDY                              IN STUDY        DISCOUNT
----------------------------------------------------  ---------------      --------
SEC Institutional Investor(2)                            1966 - 1969        25.8%
SEC Nonreporting OTC Companies(2)                        1966 - 1969        32.6%
Gelman(3)                                                1968 - 1970        33.0%
Trout(1,4)                                               1968 - 1972        33.5%
Moroney(5)                                               1969 - 1972        35.6%
Maher(6)                                                 1969 - 1973        35.4%
Stryker/Pittock (Standard Research Consultants)(1,7)     1978 - 1982        45.0%
Williamette Management Associates(1,8)                   1981 - 1984        31.2%
Silber(9)                                                1981 - 1989        34.0%
Hall/Polacek(10)                                      1979 - April 1992     23.0%
Johnson(11)                                              1991 - 1995        20.0%
Management Planning(12)                                  1980 - 1996        26.7%
FMV Restricted Stock(13,14)                              1980 - 2000        22.0%
Columbia Financial Advisors(15)                       1997 - April 1997     21.0%
Columbia Financial Advisors(15)                          1997 - 1998        13.0%

------------
(1)Median discount

(2)"Discounts Involved in Purchases of Common Stock (1966-1969)", Institutional Investor Study Report of the Securities and Exchange Commission. H.R. Doc. No. 64, Part 5, 92d Cong., 1st Sess. 1971, pp. 2444-2456.

(3)Gelman, Milton, "An Economist-Financial Analyst's Approach to Valuing Stock of a Closely Held Company," Journal of Taxation, June 1972, pp. 353-354.

(4)Trout, Robert R., "Estimation of the Discount Associated with the Transfer of Restricted Securities," Taxes, June 1977, pp. 381-385.

(5)Moroney, Robert E., "Most Courts Overvalue Closely Held Stocks," Taxes, March 1973, pp. 144-154. (Although the years covered in this study are likely to be 1969-1972, no specific years were given in the published account.)

(6)Maher, J. Michael, "Discounts for Lack of Marketability for Closely-Held Business Interests," Taxes, September 1976, pp. 562-571.

(7)Pittock, William F. and Stryker, Charles H., "Revenue Ruling 77-287 Revisited," SRC Quarterly Reports, Spring 1983, pp. 1-3.

(8)Pratt, Shannon P., Valuing a Business, Third Edition, p. 341.

(9)Silber, William L., "Discounts on Restricted Stock: The Impact of Illiquidity on Stock Prices," Financial Analysts Journal, July-August 1991, pp. 60-64.

(10)Hall, Lance S. and Polacek, Timothy C., "Strategies for Obtaining the Largest Discount," Estate Planning, January-February 1994, pp. 38-44.

(11)Johnson, Bruce, "Restricted Stock Discounts, 1991-95", Shannon Pratt's Business Valuation Update, Volume 5, No. 3, March 1999, pp. 1-3.

(12)Mercer, Z. Christopher, Quantifying Marketability Discounts, (Peabody Publishing, LP, 1997), pp. 347-370

(13)Robak, Espen, "Marketability Discounts: Using Four Measures of Risk and Adjusting for Relative Liquidity," Shannon Pratt's Business Valuation Update, August 2002.

(14)Robak, Espen, "Liquidity and Levels of Value: A New Theoretical Framework," Shannon Pratt's Business Valuation Update, October 2004.

(15)Aschwald, Kathryn F., "Restricted Stock Discounts Decline as Result of 1-Year Holding Period - Studies After 1990 'No Longer Relevant' for Lack of Marketability Discounts", Shannon Pratt's Business Valuation Update, Volume 5, No. 5, May 2000, pp. 1-5.

                                                          Austin Associates, LLC

EXHIBIT F
SUMMARY OF TAX CASES SINCE 1990
APPLYING A MARKETABILITY DISCOUNT

                                  LACK OF
CASE #                         MARKETABILITY
------                         -------------
 90-5                              25.0%
90-10                              20.0%
 91-1                              10.0%
 93-1                              15.0%
 94-2                              30.0%
 94-3                              20.0%
 94-3                              15.0%
 94-3                              10.0%
 95-3                              30.0%
 95-4                              30.0%
 95-5 (1)                          21.0%
 95-6                              25.0%
 96-1                               0.0%
 96-4                              15.0%
96-10                              10.0%
 97-3                              15.0%
 98-7                              40.0%
 98-8                              40.0%
 98-8                              45.0%
 99-2                               3.0%
 99-3                              20.0%
 99-5 (2)                          35.0%
 99-5 (3)                          40.0%

                                  LACK OF
CASE #                         MARKETABILITY
------                         -------------
99-6                               15.0%
99-10                              25.0%
99-11                              30.0%
99-12                              30.0%
99-13                              35.0%
00-02                              20.0%
00-03                              30.0%
00-05                              30.0%
00-06                              20.0%
00-07                              33.0%
00-10                              25.0%
00-10                              15.0%
01-02                               8.0%
01-03                              40.0%
01-04                              35.0%
01-07                              40.0%
02-01                              35.0%
02-06 (4)                          40.0%
02-06 (5)                          45.0%
03-05                              25.0%
03-06                              24.0%
03-07                              35.0%

MEDIAN                           25.0%
AVERAGE                          25.5%

(1) Midpoint of 20 - 22 percent discount range.

(2) Class A shares discount.

(3) Class B shares discount.

(4) 12/31/92 valuation date.

(5) 12/31/94 valuation date.

Source: Federal Tax Valuation Digest, 2004/2005 Cumulative Edition.

                                                          Austin Associates, LLC